COVER PAGE
[GRAPHIC: Four-color photo of various kinds of globes and investment statistics]

                          U.S. GLOBAL INVESTORS FUNDS

                                                              SEMI-ANNUAL REPORT
                                                               DECEMBER 31, 1997

                                           [GRAPHIC: U.S. Global Investors Logo]
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U.S. GLOBAL INVESTORS FUNDS

SEMI-ANNUAL REPORT

     (Unaudited)
     December 31, 1997


TABLE OF CONTENTS

         Letter to Shareholders ............................   1
         Fund Manager's Perspective ........................   3
         Portfolios of Investments .........................  27
         Notes to Portfolio of Investments .................  63
         Statements of Assets and Liabilities ..............  68
         Statements of Operations ..........................  72
         Statements of Changes of Net Assets ...............  76
         Notes to Financial Statements .....................  84
         Financial Highlights ..............................  91

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                                          [GRAPHIC:  Photograph of Frank Holmes]

Dear Shareholder,

The past six months have challenged the patience of investors in gold equities and Asian stocks. A strong U.S. dollar, surging domestic equity markets, low inflation and a series of central bank sales have contributed to the lowest gold prices in eighteen years. According to Lipper Analytical Services, not a single gold fund posted positive returns for '97.

China and Hong Kong suffered heavily from declines related to Asia's currency crisis and negative investor sentiment, resulting in less than stellar returns for our China Region Opportunity Fund. The fundamentals for China remain sound, however. The Chinese market should rebound in the wake of progressive policy moves by the Chinese government in their advance toward a free market economy.

I expect gold will find a bottom in the first half of this coming year. By then consolidations in the industry and strong demand in Asia (as they turn to gold as a solid alternative to paper currency) should have the price rising again. As always, I caution you to allocate no more than 5-10% of your assets in gold equities and 3-5% in emerging markets such as China. Consider using the ABC Plan(R) to average the cost of your investments.

While the impact of Asia's problems on the domestic equity market remains to be seen, for the short term it has removed investor concern that the Federal Reserve would raise interest rates. I expect we will see reduced earnings projections for American companies operating in Asian markets. Your fund managers will keep a vigilant eye on developments in Asia and around the world.

The situation in Asia and in gold equities has created terrific buying opportunities for the long term investor. Remember that following sound principles of smart investing is more important than picking any one "right" stock or fund.

1) SET YOUR GOALS. Then decide on a long term strategy for achieving them. Stick to your plan. Documented studies have shown, time is your ally. The power of compounding can make the numbers really add up over time.

2) ALLOCATE YOUR ASSETS WISELY. With our family of funds you can diversify across many industry and geographical sectors, from blue chips to gold mines, from Wall Street to Russia, while reducing the overall risk and volatility in your portfolio.

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3) DON'T TRY TO TIME THE  MARKET.  Build your  position in a fund  gradually  by investing on a regular basis. You can achieve this automatically when you enroll in the ABC Investment Plan(R). And don't let short-term market corrections take your eye off your long-term investment plans.

The past six months have brought dynamic change to U.S. Global Investors. We are implementing several new products and services to serve your financial needs better and faster. All of our shareholders will benefit from our upgrade to DST technology for our transfer agency and record keeping functions. With just a couple of keystrokes our shareholder service representatives will have instant access to all of your account records and communications, enabling them to solve your problems and answer your questions with just one phone call. Those of you who are U.S. Treasury Securities Cash Fund shareholders will benefit from the added convenience of an ATM/check card on your account.

Immediately following my letter you'll find a concise analysis of the factors which affected your fund's performance over the past six-months. Also included are top fund holdings and fund diversification diagrams. Following that synopsis you'll find a more detailed report on fund performance and portfolio holdings.

Financial reports can be daunting to the novice and seasoned investor alike, so if you have any questions about the facts and figures contained within these pages, don't hesitate to call our Shareholder Education and Service Center at 1-800-US-FUNDS (1-800-873-8637).

Wishing You Success in the New Year.

/s/ Frank Holmes

Frank Holmes
President & CEO
U.S. Global Investors


 ................................................................................
For more complete information, including charges and expenses, please call 1-800-US-FUNDS for a free prospectus. Read the prospectus carefully before you invest or send money. It details the risks of investing in emerging markets.

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FUND MANAGER'S PERSPECTIVE                        U.S. GLOBAL MONEY MARKET FUNDS
--------------------------------------------------------------------------------


INTRODUCTION

                       U.S. GOVERNMENT SECURITIES SAVINGS
     ----------------------------------------------------------------------
                    5.37%                                    5.51%
     7-day Simple Yield 60 days to Maturity          7-day Effective Yield
           as of December 31, 1997                  as of December 31, 1997
     ----------------------------------------------------------------------


                         U.S. TREASURY SECURITIES CASH
     ----------------------------------------------------------------------
                    4.47%                                    4.57%
     7-day Simple Yield 70 days to Maturity          7-day Effective Yield
           as of December 31, 1997                  as of December 31, 1997
     ----------------------------------------------------------------------

The U.S. Government Securities Savings Fund seeks to preserve capital and generate income by investing exclusively in short-term securities backed by the United States government or its agencies. Typically, these government agency securities carry a higher yield than United States Treasury Securities.

The U.S. Treasury Securities Cash Fund invests short term in U.S. Treasury Securities which are protected by the "full faith and credit" of the United States government, and repurchase agreements backed by U.S. Treasury Securities, which are short-term borrowings collateralized by treasury securities.


PERFORMANCE

The U.S. Government Securities Savings Fund continued to be ranked in the top ten in the government-only money market fund category as ranked by both IBC Data and Lipper Analytical Services. The U.S. Treasury Securities Cash Fund remained in the bottom quintile in terms of overall return as ranked by Lipper Analytical Services. What is not measured is the excellent value provided by the U.S. Treasury Securities Cash Fund in terms of free unlimited checkwriting and timely statements rivaling a full service commercial bank checking account (The Fund is not a bank, nor is it backed by FDIC insurance). On top of these benefits, the shareholder receives a daily dividend as much as 3.00% higher than that offered by most banks. The U.S. Treasury Securities Cash Fund will add the option of a ATM/check card in the first quarter of 1998.

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                                                  U.S. GLOBAL MONEY MARKET FUNDS
--------------------------------------------------------------------------------

SIX MONTHS IN REVIEW

The stock market tumbled in October in a ten-year anniversary performance, and yet within the next month it had regained all it had lost. Interest rates appeared to be headed higher after UPS workers negotiated higher wages and Mr. Greenspan commented that "the economy has been on an unsustainable track." Yet by year end the Asian currency crisis and the low CPI and PPI numbers seemed to have put any Fed policy move on hold for a while. The unemployment rate dropped to the lowest level in twenty-five years.

These signals would have spelled out a strong case for a tightening move in the future, were it not for the Asian problems. We followed the daily increases in the bailout of Korea offered by the IMF with interest, mainly because we expected that it would eventually spill over into the other Asian economies. By December we saw that one-month LIBOR was quoted above 6.00%, due to the fact that two large Japanese banks involved in setting the rate were beginning to feel the "Asian Flu."

As we approached the holidays, Christmas sales were slow and retailers had to reduce prices and increase advertising to get the consumer to buy. This did help a little toward the end of the year, as sales picked up slightly. Also helping the consumer was the thirty-year bond as it rallied, leaving the rate on a thirty-year mortgage hovering near or even below seven percent. We looked ahead to the prospect of a pick up in refinancings and higher profits for the housing industry.


INVESTMENT HIGHLIGHTS

In the U.S. Treasury Securities Cash Fund, we took on some new coupon positions in the four to six month area of the curve. The repurchase agreement portion of the portfolio helped to balance out the new purchases. We are beginning to add more features to this fund, such as the ATM/check card, and expect to increase its size in the future.

In the U.S. Government Securities Savings Fund, we concentrated on buying shorter maturities due to the flat yield curve, which reduced our weighted average maturity to around sixty days for year end. The Treasury bill curve remained quite flat, keeping our extension buys at a minimum.

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                                                  U.S. GLOBAL MONEY MARKET FUNDS
--------------------------------------------------------------------------------

OUTLOOK

The Federal Reserve did not take any action at its November and December meetings and we do not expect them to take any action at the February meeting. We will be watching closely the employment cost index, the December employment report, and the fourth quarter GDP number. These numbers could force a twenty-five basis point increase in interest rates by year-end 1998, if strong enough. The Fed would much prefer to remain on hold and allow the markets to adjust themselves.

We will continue to look for longer fixed-rate paper at a reasonable price in an effort to extend our weighted average maturity out to the seventy day range. Economists will start to disagree on the direction of the next Fed move due to the differing domestic and foreign economic problems. The long bond is again at an historical low yield, and even though the yield curve is quite flat this time, it does cause us to remain cautious.

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FUND MANAGER'S PERSPECTIVE                                        TAX FREE FUNDS
--------------------------------------------------------------------------------


INTRODUCTION

The Funds invest in securities with relatively short maturities. The Near-Term Tax Free Fund attempts to maintain an average weighted portfolio maturity of five years or less. The Funds seek to preserve capital and provide income which is exempt from federal income tax.

PERFORMANCE

During the quarter both of our tax free funds rose in price, reflecting the improving interest rate outlook. Assets in the Near-Term Tax Free Fund decreased slightly. The Tax Free Fund, on the other hand, showed an increase in assets of over one million dollars. Its NAV rose sixteen cents, while its yield fell slightly.

SIX MONTHS IN REVIEW

Municipal supply picked up as we moved into the fourth quarter and out of the summer doldrums. The rally in bond yields made a number of refundings profitable. Supply in the first part of the fourth quarter was up over six billion in one week alone. Demand for the new issues came mostly from institutional buyers, principally insurance companies, arbitragers and mutual funds.

INVESTMENT HIGHLIGHTS

     NEAR TERM TAX FREE FUND

     TOP 5 SECTORS-
     BASED ON TOTAL INVESTMENTS

        12.62%................................School/Education

        44.99%................................General Improvements

        7.67%.................................Pollution

        22.04%................................Water & Power

        12.69%................................Hospital / Healthcare

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                                                                  TAX FREE FUNDS
--------------------------------------------------------------------------------

During the period, we selectively traded our positions in both tax free funds. In the Near-Term Tax Free Fund we extended our weighted average maturity by purchasing longer callable issues. These issues will help to bolster our yield while remaining less volatile during the market's gyrations. In the Tax Free Fund we took positions in longer zero coupon bonds while selling off some of our high coupon callable issues.

TAX FREE FUND

TOP 5 SECTORS-
BASED ON TOTAL INVESTMENTS

     17.30%....................................Hospital/Healthcare

     30.97%....................................School/Education

     10.05%....................................Housing

     18.56%....................................General Improvements

     18.00%....................................Water & Power

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--------------------------------------------------------------------------------
                                                                  TAX FREE FUNDS
--------------------------------------------------------------------------------

NEAR TERM TAX FREE
BOND RATINGS -
BASED ON TOTAL INVESTMENTS

[Graphic:  Pie chart plotted from data in table below]

     2.42%.....................................Cash Equivalents
     9.87%.....................................BBB/Baa
     15.28%....................................AA/Aa
     30.29%....................................A/A
     42.14%....................................AAA/Aaa

TAX FREE
BOND RATINGS -
BASED PM TOTAL INVESTMENTS

[Graphic:  Pie chart plotted from data in table below]

     1.98%.....................................BBB/Baa
     6.37%.....................................Cash Equivalents
     10.13%....................................AA/Aa
     27.15%....................................A/A
     54.37%....................................AAA/Aaa


CURRENT OUTLOOK

The crisis in Asia will keep the Fed on hold in terms of interest rates. Since the outlook for inflation appears to be benign, we have adopted a cautionary stance on the prospect of another Fed rate increase. Although at present it does not appear likely, we fully expect that future economic releases will show a solid economy with moderate growth. Look for the fourth quarter GDP number to be higher than expected.

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--------------------------------------------------------------------------------
FUND MANAGER'S PERSPECTIVE                                           INCOME FUND
--------------------------------------------------------------------------------

INTRODUCTION

The Fund invests in a broad range of equity and debt securities, at least 80% of which are income producing securities. The Fund focuses on issuers that have an established record of paying cash dividends, including companies that provide essentials such as electricity, gas and telephone services.

PERFORMANCE

For the quarter ended September 30, 1997, the Income Fund returned 5.76%, compared to an average gain of 5.55% for its peers according to Lipper Analytical Services. In this same quarter, the Income Fund exceeded the S&P Utilities Index because its non-utilities holdings performed better than its utilities holdings. In the fourth quarter, this situation was reversed, with utilities out-performing non-utilities. During this quarter the Fund returned 6.13%, while the average return for funds in its peer group was 10.62% according to Lipper Analytical Services.

SIX MONTHS IN REVIEW

The third quarter saw greater return on non-utilities, while the fourth quarter was characterized by strong performance in the utility sector. With interest rates declining in the market place, investors looked for consistent yield and, therefore, turned to utility stocks. The sector also saw prices increase as a result of the impending deregulation that had investors expecting mergers.

The energy sector did well initially in the fourth quarter, and then faltered as energy prices came down due to raised OPEC production quotas, UN approved oil sales from Iraq for humanitarian reasons, a mild winter to date, and expectations that demand in Asia will decline. Natural gas performed well because it is at the end of its deregulation cycle. Telecommunications did well as investors turned away from the troubled technology sector.

INVESTMENT HIGHLIGHTS

The Fund out-performed the utility average in the third quarter and under-performed in the fourth. Unfortunately, in the fourth quarter we were over-weighted in non-utilities such as energy and real estate investments. Diversification into other sectors than utilities hurt the Fund's performance this half year as the utilities sector performed quite well. We continued to invest in preferred stocks and corporate bonds with higher yields.

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--------------------------------------------------------------------------------
                                                                     INCOME FUND
--------------------------------------------------------------------------------

                   TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS

               Duke Energy Corp...........................5.30%
               Electric Services

               Lucent Technologies, Inc...................2.34%
               Telecommunications

               Bell Atlantic Corp.........................2.25%
               Telecommunications

               U.S. West Communications Group.............2.10%
               Telecommunications

               AT&T Corp..................................2.00%
               Telecommunications

               Lyondell Petrochemical Co..................1.96%
               Petrochemical & Coal Products

               American Electric Power, Inc...............1.92%
               Electric Services

               New Jersey Resources Corp..................1.87%
               Natural Gas Transmission & Distribution

               Sierra Pacific Resources...................1.75%
               Electric Services

               Ashanti Capital............................1.74%
               Gold & Silver Mining

               Other.....................................76.77%


TOP 5 INDUSTRIES -
BASED ON TOTAL INVESTMENTS

                7.73% .............Natural Gas Transmission
               23.34% .............Electric Services
                4.36% .............Petroleum Refining
               21.53% .............Telecommunications
               10.94% .............Real Estate Investments Trusts

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                                                                     INCOME FUND
--------------------------------------------------------------------------------

CURRENT OUTLOOK

Historically, utility stocks do well in a falling interest rate environment. With interest rates at 30-year lows, it appears that there is not much room for increasing returns in utilities. In addition, California's deregulation of the utilities on January 1 will put pressure on profit margins in the utilities industry. This implies that our weighting in sectors outside the utility industry will prove advantageous in the coming quarters. We plan to reduce our exposure to energy stocks, as fundamental factors indicate that oil prices will not be rising in the near future. The new management team of Creston King and Michael Chapman, who took over management of the Fund in mid-December, plan to deploy assets into fixed income vehicles to provide higher dividend income to shareholders. The focus will be on high-yielding securities that fundamental analysis indicates are undervalued, convertible and preferred securities.

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FUND MANAGER'S PERSPECTIVE                             ALL AMERICAN EQUITY FUND
-------------------------------------------------------------------------------


INTRODUCTION

The Fund's portfolio is primarily invested in American large-cap stocks, with a minor component of stocks with pure growth potential. The Fund's objective is to outperform the stock market average by maintaining diversification similar to the S&P 500, while having the flexibility to seek out promising individual stock opportunities.

PERFORMANCE

The Fund returned 5.27% in the third quarter compared to an average return of 9.04% for its peer group, according to Lipper Analytical Services. The Fund had lower returns due to the under- performance of several of our top holdings and our large cash position. In the fourth quarter, the Fund returned 2.36% compared to an average return of .79% for its peer group, according to Lipper Analytical Services.

SIX MONTHS IN REVIEW

The U.S. market remained in an uptrend as the interest rate continued to be favorable and corporate earnings continued to deliver, despite fears about Asia's economic turmoil. As Asia's problems continued to unfold, the Dow Jones fell nearly 10%, or more than 800 points, in the last week of October. In a show of unparalleled resilience, the market had recovered most of the losses by early December. Blue chips continued their upward movement as the interest rate environment remained favorable and corporate earnings growth continued. More money flowed into large-cap stocks than mid- or small-cap stocks because of the blue chips' perceived ability to remain strong in uncertain environments.

-------------------------------------------------------------------------------
INVESTMENT HIGHLIGHTS                                  ALL AMERICAN EQUITY FUND
-------------------------------------------------------------------------------


All holdings did well with the exception of large-cap technology stocks such as Intel and Microsoft. Our reduction in technology stocks in the third quarter proved to be on the mark. Semi-conductor stocks experienced a big correction and were among the worst performing stocks during the quarter. We sold our positions in several semi-conductor stocks, such as Texas Instruments, as we felt they were overvalued and there were too many momentum investors in the stocks. We sold Texas Instruments for $72 and it was recently changing hands at $44. Best Buy skyrocketed more than 50% in the fourth quarter and is up more than 200% for the year. We held the stock for more than a year. After the recent run up, we felt Best Buy was fairly valued and sold our position. We increased our weighting in the financial sector based on the benign outlook for inflation. We also increased our weightings in drug stocks.


             ------------------------------------------
             TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
             ------------------------------------------

             General Electric Co.................3.37%
             Household Appliances

             Coca Cola Co........................3.11%
             Beverages

             Microsoft Corp......................2.60%
             Data Processing & Software

             Merck & Company, Inc................2.29%
             Pharmaceuticals

             Intel Corp..........................2.12%
             Electronics & Components

             IBM Corp............................2.10%
             Computer & Office Equipment

             Philip Morris, Inc..................1.98%
             Tobacco

             Johnson & Johnson Co................1.89%
             Healthcare & Equipment

             Pfizer, Inc.........................1.82%
             Pharmaceuticals

             Fannie Mae..........................1.74%
             Financial Services

             Other...............................76.98%

-------------------------------------------------------------------------------
                                                       ALL AMERICAN EQUITY FUND
-------------------------------------------------------------------------------


          TOP 5 INDUSTRIES -
          BASED ON TOTAL INVESTMENTS
          ------------------------------------------------

          Computer & Office Equipment ...............5.87%
          Pharmaceuticals ..........................10.42%
          Data Processing & Software ................5.07%
          Financial Services ........................6.72%
          Telecommunications ........................6.53%


CURRENT OUTLOOK

We believe that the currency crisis in Asia will cause inflation to stay low for some time. Although the direct impact to the overall U.S. economy is limited, it should not be underestimated. Problems in Asia will affect corporate earnings for American blue chips in the latter part of 1998, especially in the technology sector. We don't think the impact will be as severe as some analysts have predicted, however. We predict growth in the U.S. economy will continue at a reduced rate.

--------------------------------------------------------------------------------
FUND MANAGER'S PERSPECTIVE                                      REAL ESTATE FUND
--------------------------------------------------------------------------------


INTRODUCTION

The Fund's primary investment objective is long-term capital appreciation. Current income is a secondary consideration. The Fund predominately invests in companies which derive at least 50% of their revenues from the ownership, construction, management or sale of residential, commercial or industrial real estate. The real estate sector is a hybrid asset class which embodies characteristics of both the equity and fixed income markets. Independent research also indicates this asset class may be a good inflation hedge.


PERFORMANCE

During the third quarter of this year, the Dow Jones Industrial Average Index rose only 4%. In contrast, real estate funds substantially out-performed the market. The Fund returned 13.64% in the third quarter, as measured by Lipper Analytical Services, while in the fourth quarter the Fund declined 0.45%. Real estate funds on average were up 0.64% in the fourth quarter while the Dow Jones Industrial Average Index was essentially flat at -0.02%.


SIX MONTHS IN REVIEW

Entering in the third quarter of 1997, investors had been favoring large-cap stocks over small- and mid-cap issues. During the quarter, the performance gap between these two sectors of the market narrowed in favor of the small- and mid-cap stocks. On a relative valuation basis, large- cap stocks were not cheap. Prudent investors looked for better value in other sectors of the market. Probably the most important factors which held back real estate stocks in the first half of 1997 were investors' concerns over the possibility of the Fed raising interest rates, leading to a weaker economy and a continued supply of new real estate offerings coming to the public market.

As expected, Real Estate Investment Trusts (REITs) participated in the global equity sell-off in late October. However, REITs out-performed other market indices by a wide margin. REITs pulled back about 3.6%, while other market indexes like the S&P 500 fell 9.5% and the Dow Jones Industrial Average gave up 10.9%. One of the reasons that REITs performed so well could be attributed to the attractive yields which REITs offer to investors. At the beginning of November 1997, the average yield on an equally weighted basis was 6.43% for REITs, while the yields on the S&P 500 and the Dow Jones Utility Average were 1.63% and 4.31%, respectively.

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                                                                REAL ESTATE FUND
--------------------------------------------------------------------------------

INVESTMENT HIGHLIGHTS

Among the different property types, we still believe hotel and office REITs have the best fundamentals. We have been favoring the upscale resort and destination hotels. New hotel construction has taken place mainly in the low end or economy class rooms. Robust economic growth has fostered huge demand for the upscale rooms, many of which are booked months in advance. In the office sector, it has been estimated that in the next 12 months about 69 million square feet of new office space will be coming online, but demand is expected to be about 200 million square feet.

There is strong internal growth in this industry, as evidenced by a firm rise in rental growth rates, by capital costs dropping in response to the solid underlying fundamentals, and by the plentiful acquisition opportunities on the horizon to achieve better economies of scale. We also continue to see evidence that REITs, as an asset class, have gained widespread ownership by investors. A recent survey reported that the aggregate market-weighted institutional ownership of the REIT industry was 50%, with some individual companies posting institutional levels of 75% and higher. We believe REITs, which are paying attractive dividends and have solid growth prospects, constitute an attractive place to wait out an uncertain environment.


           ------------------------------------------------------
           TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
           ------------------------------------------------------

           Liberty Property Trust...........................3.34%
           REIT (Diversified)

           Bedford Property Investors, Inc..................3.28%
           REIT (Warehouse/Industrial)

           Bay Apartment Communities........................3.27%
           REIT (Apartments)

           Manufactured Home Communities....................3.16%
           REIT (Manufactured Homes)

           Sunstone Hotel Investors, Inc....................3.10%
           REIT (Hotel/Restaurant)

           First Industrial Realty..........................3.03%
           REIT (Warehouse/Industrial)

           Security Capital Pacific Trust...................2.99%
           REIT (Apartments)

           Catellus Development Corp........................3.03%
           REIT (Real Estate Development)

           Public Storage, Inc..............................2.94%
           REIT (Storage)

           Patriot American Hospitality, Inc................2.94%
           REIT (Hotel/Restaurant)

           Other...........................................68.91%

--------------------------------------------------------------------------------
                                                                REAL ESTATE FUND
--------------------------------------------------------------------------------



          ------------------------------------------------------
          TOP 5 INDUSTRIES -
          BASED ON TOTAL INVESTMENTS
          ------------------------------------------------------

          Diversified .....................................8.53%
          Warehouse / Industrial .........................18.09%
          Office Property .................................8.37%
          Apartments .....................................15.92%
          Hotel / Restaurant .............................14.79%


CURRENT OUTLOOK

In 1997, the REIT industry raised over $21 billion of equity, including close to $4.5 billion in initial public offerings. The total equity raised easily exceeds the $12.1 billion issued in 1996 and the previous high of $13.2 billion in 1993. The securitization of private real estate into the public market has met with overwhelming success. Private investors found that investors in the public market value the management team in addition to the portfolio properties. The market capitalization of REITs is approximately $125 billion, while estimates of the dollar value of institutional quality commercial real estate in the U.S. approaches $3 trillion. Obviously, not all of this real estate will be securitized immediately, but it does provide a huge inventory of property from which real estate companies can grow their business.

--------------------------------------------------------------------------------
FUND MANAGER'S PERSPECTIVE                         CHINA REGION OPPORTUNITY FUND
--------------------------------------------------------------------------------


INTRODUCTION

The Fund invests in the stocks of companies of the People's Republic of China, Hong Kong and neighboring countries.


PERFORMANCE

The total return for the China Region Opportunity Fund in the third quarter of 1997 was 2.56% compared to an average return of -3.33% for its peer group, according to Lipper Analytical Services. The total return for the China Region Opportunity Fund in the fourth quarter of 1997 was -33.71%, compared to an average return of -30.02% for its peer group, according to Lipper Analytical Services.


SIX MONTHS IN REVIEW

The Fund suffered one of its worst declines since its inception. The Hong Kong and Chinese markets were greatly impacted by the currency turmoil in Asia. The currency crisis, starting with Thailand, Malaysia and Indonesia, quickly spread to neighboring but stronger economies such as Singapore, South Korea and Taiwan. Interest rates on the Hong Kong dollar skyrocketed, resulting in a negative impact on the real estate market and the economy in general. The Hong Kong market declined severely. Chinese shares provided no safe harbor. Investor money left Asia, further impacting prices.


     ------------------------------------------------------------------
     TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
     ------------------------------------------------------------------

     HSBC Holdings Ltd........................................... 6.48%
     Banking/Financial Services

     Guangdong Kelon Electronics Holdings........................ 3.71%
     Household Appliances

     Citic Pacific Ltd........................................... 3.53%
     Conglomerates

     Shanghai Dazhong, Group B................................... 3.25%
     Motor Vehicles & Transportation

     China International Marine Container, Group B............... 2.89%
     Water Transportation & Services

     Li & Fung Ltd............................................... 2.57%
     Apparel - Wholesale

     Zhenhai Refining & Chemical Co. Ltd., Class H............... 2.38%
     Petroleum Refining

     Hutchinson Whampoa.......................................... 2.33%
     Conglomerates

     Qingling Motors Co. Ltd., Class H........................... 2.33%
     Motor Vehicles & Transportation

     NG Fung Hong Ltd............................................ 2.24%
     Groceries - Wholesale

     Other ......................................................68.29%

--------------------------------------------------------------------------------
                                                   CHINA REGION OPPORTUNITY FUND
--------------------------------------------------------------------------------

INVESTMENT HIGHLIGHTS

Our exposure to Chinese stocks, once beneficial, was the major reason the Fund under-performed its peer group at the end of the fourth quarter. Although we were under-weighted in the real estate sector, we under-estimated the impact of the currency turmoil and overstayed the party with the Hong Kong and Chinese shares. Not part of the Hang Seng Index, Chinese shares were further impacted. Although the economic reform in China is still progressing, investors were dissatisfied with the pace of the market changes initiated by the Chinese Government. As a result, despite solid economic fundamentals for China, Chinese shares hit an historic low.


          ----------------------------------------------------
          TOP 5 INDUSTRIES -
          BASED ON TOTAL INVESTMENTS
          ----------------------------------------------------
          Household Appliances ......................... 6.07%
          Conglomerates ................................12.82%
          Motor Vehicles & Transportation .............. 5.58%
          Real Estate Developers ....................... 8.34%
          Banking & Financial Services ................. 6.48%


CURRENT OUTLOOK

Although the declines were substantial, we see no reason to panic. A lot of quality stocks were hammered to extremely attractive valuations. We believe the Hong Kong and China markets will recover once the currency situation with other countries stabilizes. We will keep adding quality stocks while eliminating weaker ones. We have started adding real estate stocks because, even after an assumed 50% drop in real estate prices, they will still trade at a discount to their net asset values. We remain cautious in the short term, but very positive for the long term. Our focus remains on the greater Chinese market.

--------------------------------------------------------------------------------
GLOBAL RESOURCES FUND                                 FUND MANAGER'S PERSPECTIVE
--------------------------------------------------------------------------------

INTRODUCTION

The Fund is a diversified natural resource fund with the principal objective of achieving long-term growth of capital, while providing protection against inflation and monetary instability. The Fund invests in natural resource related companies around the globe: small-, mid- and large- cap companies involved in the production of metals, mineral, chemicals, energy and other resources.

PERFORMANCE

The period started well, with the Fund returning 24.56% for the third quarter compared to an average gain of 14.90% for its peer group, according to Lipper Analytical Services. The Fund finished the third quarter significantly above its peers because of the Fund's holdings in the oil and gas service and exploration sectors, and its holding in Brunswick Technologies, a specialty chemical/industrial company. Further, mid- and small-cap companies generally outperformed large-cap companies, and the Fund had a larger exposure to the former. These weightings proved unfortunate in the fourth quarter when the oil and gas service sector was hit hard by profit taking and fears that drilling would slow down significantly. Our relative over-weighting in Canadian equities and small to mid-cap issues also hurt in the fourth quarter, as large-caps were essentially unchanged while small-cap issues shed almost 7% as measured by the S&P 500 and the Russell 2000, respectively. Management's Discussions of Fund Performance

SIX MONTHS IN REVIEW

While natural resource funds substantially out-performed the market in the third quarter, in the fourth quarter economic turmoil in Asia caused investors to dump many commodity-based securities or companies with international sales. As the market began to digest the economic implications of each news story, investor sentiment turned negative toward commodity-related investments. Coupled with these events, OPEC announced that they would raise their production quotas. Crude oil prices fell 13.6% for the fourth quarter. A milder than expected winter in November and December led to a 30.7% decline in natural gas prices. Copper and zinc prices retreated 18.8% and 32.8% for the quarter, respectively, as the market factored in slower economic growth for the Asian economies.

--------------------------------------------------------------------------------
                                                          GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------


INVESTMENT HIGHLIGHTS

The oil and gas service sector benefitted greatly in the third quarter from the heavy bidding at the Gulf of Mexico lease auction. The culmination of these events, however, was a sharp correction in natural resource equities. Our exposure to zinc via Breakwater Resources contributed significantly to positive third quarter returns. During the fourth quarter we established a large position in Reserve Royalty Corporation, an oil and gas royalty company that creates gross overriding royalties through direct investment and redeployment of assets obtained through corporate acquisition. Since our initial purchase, Reserve Royalty has gained 9.6%. We have also invested in Canadian Fracmaster, a dominant player in the well fracturing business in Russia. As a result of Canadian Fracmaster's work for equity program, they are now a strategic partner with Russia's second largest oil company, A.O. Yukos Holding. Boris Yeltsin recently removed a major restriction on the energy sector by signing a decree that allows foreigners to own 100% stakes in Russian oil companies. As a result, the sector should benefit from a healthy injection of capital.


              ------------------------------------------------------
              TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
              ------------------------------------------------------

              Canadian Fracmaster Ltd..........................6.72%
              Oil & Gas Field Services

              Reserve Royalty..................................6.39%
              Oil & Gas Extraction

              Brunswick Technologies, Inc......................6.24%
              Chemicals & Allied Products

              Ensco International, Inc.........................4.44%
              Oil & Gas Field Services

              Renata Resources, Inc............................4.42%
              Oil & Gas Extraction

              The Pioneer Group, Inc...........................4.36%
              Investment Advisors

              Plains Energy Services Ltd.......................4.13%
              Oil & Gas Field Services

              Ensign Resource Service Group, Inc...............3.84%
              Oil & Gas Field Services

              Bonus Resources Services Corp....................3.64%
              Oil & Gas Field Services

              Pacalta Resources Ltd............................3.51%
              Oil & Gas Extraction

              Other...........................................52.31%

--------------------------------------------------------------------------------
                                                          GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------


        -----------------------------------------------------------
        TOP 5 INDUSTRIES -
        BASED ON TOTAL INVESTMENTS
        -----------------------------------------------------------
         5.57%...........................Transportation Services
        34.27%...........................Oil & Gas Field Services
         4.36%...........................Investment Advisors
        31.96%...........................Oil & Gas Extraction
         7.31%...........................Chemicals & Allied Products


CURRENT OUTLOOK

Investors are expecting lower oil prices due to the factors mentioned above. There is also the distinct possibility that we may enter into a deflationary environment with falling energy prices. Gold prices have tumbled to 18 year lows. Oil prices are at 4.5 year lows. While the valuations for most of the stocks in the natural resources sector have been beaten down significantly, investor sentiment toward this asset class is still quite negative. Investments in downstream or industrial sectors of the petroleum industry and chemical sectors are more attractive at this time.

--------------------------------------------------------------------------------
U.S. GLOBAL GOLD FUNDS                                FUND MANAGER'S PERSPECTIVE
--------------------------------------------------------------------------------

INTRODUCTION

The World Gold and Gold Shares Funds are committed to long term investments by focusing on quality companies with seasoned management, growing reserves, cost-efficient production and superior financial strengths. The World Gold Fund will invest in exploration and junior mining companies, while the Gold Shares Fund is focused on large-capitalization senior mining companies. The risk profile of the Funds can be quite different. The success or failure of an exploration or junior mining company's stock price is driven by their ability to find new gold deposits and eventually establish a mine with an attractive growth profile. The Gold Shares Fund can be more sensitive to changes in the price of gold than the World Gold Fund.

PERFORMANCE

For the third quarter of 1997, the Gold Shares and World Gold Fund were up slightly, 1.06% and 1.57%, respectively, according to Lipper Analytical Services. The price of gold during the third quarter was essentially unchanged, off only 0.73%. However, during the fourth quarter of 1997, the price of gold tumbled about $45 per ounce. A drop of 13.56% in the price of gold caused a sharp drop in the Funds' net asset values. The average return for gold equity funds for the third and fourth quarters of 1997 were 1.33% and -30.26%, respectively, as measured by Lipper Analytical Services.

SIX MONTHS IN REVIEW

No sector was spared in this bear market for gold. Gold prices reached twelve-year lows in the third quarter of '97 on the announcement that the Australian central bank had sold roughly two-thirds of its gold reserves. Continuing central bank sales in the run up to the European Monetary Union and the announcement by the Swiss central bank that it was contemplating selling gold to raise money for a Swiss humanitarian fund, continued to negatively impact the price of gold and gold equities over the six-month period. Combined with a strong U.S. dollar and low inflation, these developments saw December mark the lowest gold prices in over eighteen years. Demand in Asia declined significantly due to local currency devaluations which made gold extremely expensive there. Gold and the indices all posted their lowest figures for the quarter in early December, gold hitting an intraday low of $281 per ounce. A slight rise was seen toward the end of the month, as some traders closed out their short positions.

--------------------------------------------------------------------------------
                                                         U.S. GLOBAL GOLD FUNDS
--------------------------------------------------------------------------------

It has recently come to light that Argentina sold gold during the first six months of the year, and the German central bank and the Swiss are lending their gold into the market. These actions help to explain the extreme weakness we have seen in bullion recently. The sale of gold, as well as the lending of gold, increases the liquidity in the market and drives prices down. The psychological impact of finding out that another unsuspected bank was selling its gold reserves and that the Germans and Swiss were lending gold undermined the market significantly.


INVESTMENT HIGHLIGHTS

On the corporate front, gold companies continue to write down marginal assets and prepare for closure of high cost mines. Homestake Mining recently announced asset write downs and we expect the trend to continue. Most gold companies are focusing on staying in business and making operations profitable rather than focusing on acquisitions. Outside of Homestake's acquisition of Plutonic we have not yet seen many signs of consolidation within the gold industry except for those in South Africa. Goldfields of South Africa and Gencor have agreed to merge some of their operations to create Goldco, a company which will be the world's second largest bullion producer. We expect that the pressure to consolidate mining operations will be more intense in South Africa. Given the uncertainty surrounding the gold market, the mining industry should have additional leverage to bargain with the labor force to close down certain shafts or areas that are no longer viable and thus achieve a lower average production cost.

          -------------------------------------------------------
          WORLD GOLD
          TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
          -------------------------------------------------------

          The Pioneer Group, Inc...........................11.75%
          Investment Advisors

          Barrick Gold Corp................................ 8.43%
          Major Gold Production

          Euro-Nevada Mining Corp.......................... 8.04%
          Mining Finance

          Delta Gold, NL................................... 7.19%
          Gold Production

          Franco-Nevada Mining Corp........................ 6.77%
          Mineral Exploration & Development

          Ashanti Goldfields Co. Ltd....................... 5.14%
          Major Gold Production

          Getchell Gold Corp............................... 4.99%
          Gold Production

          Meridian Gold, Inc............................... 4.43%
          Gold Production

          Ranger Minerals NL............................... 3.30%
          Gold Exploration

          Greenstone Resources............................. 2.92%
          Gold Production

          Other............................................37.04%

--------------------------------------------------------------------------------
                                                         U.S. GLOBAL GOLD FUNDS
--------------------------------------------------------------------------------

Some positive announcements that could indicate a bottom is near have also appeared. Several gold companies have closed out some of their hedge positions and realized profits. They obviously are betting that the gold price will not go much lower, so it is advantageous for them to realize the maximum value for their hedges. Barrick Gold also announced that it stands ready to buy back 31 million of its own shares in the open market in response to what it perceives as its misvaluation by the market. This suggests that Barrick thinks its share price should not fall any further regardless of the gold price, a fairly bullish statement.

         -------------------------------------------------------
         GOLD SHARES
         TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
         -------------------------------------------------------

         The Pioneer Group, Inc...........................12.83%
         Investment Advisors

         Meridian Gold, Inc............................... 8.77%
         Gold Mining - North America

         Western Areas Gold Mining ....................... 5.07%
         Gold Mining - Africa

         Normandy Mining Ltd.............................. 4.39%
         Gold Mining - Australia

         Ashanti Goldfields Co. Ltd., .................... 3.42%
         Gold Mining - Africa

         Southvaal Holdings Ltd.,......................... 2.68%
         Gold Mining - Africa

         Major Drilling Group International............... 2.65%
         Mining Services

         Euro Nevada Mining Ltd........................... 2.47%
         Gold Mining - North America

         Resolute Resources Ltd........................... 2.19%
         Gold Mining - Australia

         Delta Gold NL.................................... 2.12%
         Gold Mining - Australia

         Other............................................53.41%

--------------------------------------------------------------------------------
                                                         U.S. GLOBAL GOLD FUNDS
--------------------------------------------------------------------------------

                                   WORLD GOLD
         ----------------------------------------------------------
         TOP 5 INDUSTRIES -
         BASED ON TOTAL INVESTMENTS
         ----------------------------------------------------------
         12.32%..........................Gold Exploration
         28.11%..........................Gold Production
         11.75%..........................Investment Advisors
         15.83%..........................Major Gold Productions
         15.47%..........................Mining Finance

                                  GOLD SHARES
         ----------------------------------------------------------
         TOP 5 INDUSTRIES -
         BASED ON TOTAL INVESTMENTS
         ----------------------------------------------------------
         12.83%.........................Investment Advisors
         21.97%.........................Gold Mining - Africa
          3.61%.........................Mining Services
         13.38%.........................Gold Mining - North America
         12.86%.........................Gold Mining - Australia


CURRENT OUTLOOK

The gold mining industry will continue to rely on low cost production and producer hedging to generate returns. Producers will continue to replace high cost production with lower cost and higher grade output. We expect gold prices and equities to remain under the cloud of further central bank sales and depressed market expectations, though we do expect the spate of central bank sales to decline once the role of gold in the European Monetary Union has been defined.

This outlook dictates that the stocks we choose for the portfolio be low cost producers with positive operational cash flow for continued exploration and expansion in a low price environment. Well-hedged producers will also be high on our list of suitable investments. We believe gold's eighteen year low represents a bottom to the market and expect gold and gold equities to rebound from there.

--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES CASH FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                 COUPON     MATURITY     AMOUNT         VALUE

UNITED STATES GOVERNMENT
OBLIGATIONS   90.24%

UNITED STATES TREASURY BILLS 38.08%
 ................................................................................
                               Yield 5.07%  02/26/98   $40,000,000   $39,696,889
                               Yield 5.26%  03/05/98    30,000,000    29,740,117
                                                                     -----------
                                                                      69,437,006

UNITED STATES TREASURY BONDS  10.96%
 ................................................................................
                                    5.125%  02/28/98    20,000,000    19,991,263

UNITED STATES TREASURY NOTES  41.20%
 ................................................................................
                                    6.125%  03/31/98    30,000,000    30,054,396
                                    5.875%  04/30/98    20,000,000    20,023,371
                                    6.125%  05/15/98    25,000,000    25,056,165
                                                                    ------------
                                                                      75,133,932


 ................................................................................
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS                           164,562,201
 ................................................................................
   (cost $164,562,201)


REPURCHASE AGREEMENT   8.26%

Joint Repurchase Agreement Account,
   Donaldson Lufkin & Jenrette,
   Inc. 12/31/97, 6.5%, due 1/2/98,
   repurchase price $15,073,592,
   collateralized by U.S. Treasury
   securities held in a joint
   repurchase account
   (cost $15,068,151)                6.50%  01/02/98    15,068,151    15,068,151


 ................................................................................
TOTAL INVESTMENTS   98.50%                                           179,630,352
 ................................................................................
   (cost $179,630,352)
Other assets and liabilities,
   net 1.50%                                                           2,740,660
                                                                    ------------

NET ASSETS 100%                                                     $182,371,012
                                                                    ============

                    See notes to portfolios of investments.

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SAVINGS FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                 COUPON     MATURITY     AMOUNT         VALUE

UNITED STATES GOVERNMENT AND
AGENCY OBLIGATIONS   98.37%

FEDERAL FARM CREDIT BANK  17.49%
 ................................................................................
DISCOUNT NOTES:                Yield 5.40%  01/29/98   $   515,000   $   512,790
                               Yield 5.41%  01/30/98       500,000       497,775

VARIABLE RATES:                      5.37%  02/03/98    25,000,000    24,999,168
                                     5.36%  05/01/98     5,000,000     4,998,551
                                     5.10%  05/28/98    25,000,000    24,998,070
                                     5.52%  08/11/98       500,000       499,608
                                     5.78%  10/01/98    25,000,000    24,990,685

FIXED RATES:                         4.80%  01/14/98       250,000       249,920
                                     5.45%  03/03/98    10,000,000     9,993,660
                                     5.74%  04/14/98    13,000,000    12,997,642
                                     6.13%  04/23/98       500,000       500,000
                                     5.72%  06/12/98     1,000,000     1,000,000
                                     5.81%  06/30/98     4,955,000     4,950,158
                                     5.40%  11/02/98    17,000,000    16,986,733
                                                                     -----------
                                                                     128,174,700

FEDERAL HOME LOAN BANK  69.77%
 ................................................................................
DISCOUNT NOTES:                Yield 1.71%  01/02/98    38,712,000    38,712,000
                               Yield 7.93%  01/09/98    69,000,000    68,924,196
                               Yield 5.46%  05/06/98    11,367,000    11,151,598
                               Yield 6.45%  06/15/98    12,475,000    12,169,251

VARIABLE RATES:                      5.80%  01/02/98     5,000,000     5,000,000
                                     5.45%  01/15/98     1,800,000     1,799,928
                                     5.65%  04/21/98    10,000,000    10,000,000
                                     5.50%  07/02/98    20,000,000    19,993,092
                                    10.00%  08/20/98     3,000,000     3,072,294
                                     5.74%  09/17/98    20,000,000    19,988,879
                                     5.44%  10/14/98    25,000,000    24,995,120
                                     5.72%  10/20/98    25,000,000    25,000,000

FIXED RATES:                         5.55%  01/02/98     1,000,000     1,000,000
                                     5.68%  01/13/98     5,330,000     5,329,970
                                     6.00%  01/13/98       500,000       500,001
                                     5.49%  01/16/98     1,095,000     1,094,910
                                     5.59%  01/16/98     1,000,000       999,855

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SAVINGS FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                    COUPON  MATURITY     AMOUNT         VALUE

FEDERAL HOME LOAN BANK
 ................................................................................
FIXED RATES: (cont'd)                7.93%  01/20/98   $   250,000   $   250,236
                                     5.71%  01/21/98     9,600,000     9,599,762
                                     5.81%  01/23/98    15,030,000    15,029,296
                                     5.88%  01/30/98    10,000,000     9,999,940
                                     4.92%  02/09/98     5,000,000     4,995,824
                                     5.81%  02/13/98     5,000,000     4,998,306
                                     4.81%  02/23/98     1,000,000       998,704
                                     5.54%  03/05/98    18,000,000    17,999,073
                                     5.79%  03/18/98       785,000       785,353
                                     5.88%  03/18/98     5,000,000     4,999,839
                                     5.70%  03/19/98    13,000,000    12,998,664
                                     5.91%  04/02/98     5,950,000     5,949,167
                                     6.02%  04/15/98    10,000,000     9,999,776
                                     6.12%  04/17/98       165,000       165,054
                                     5.26%  04/27/98       200,000       199,553
                                     5.27%  05/13/98       200,000       199,485
                                     5.45%  05/28/98        25,000        24,945
                                     8.22%  05/29/98     1,825,000     1,842,518
                                     6.01%  07/29/98       150,000       149,935
                                     5.74%  08/18/98    50,000,000    49,978,462
                                     5.80%  08/18/98     5,000,000     5,000,000
                                     5.75%  08/20/98    20,000,000    19,994,092
                                     5.19%  08/26/98       150,000       149,389
                                     5.86%  09/02/98     2,500,000     2,500,000
                                     5.80%  09/18/98    20,000,000    20,008,706
                                     5.04%  10/01/98     2,000,000     1,988,713
                                     5.84%  10/14/98     3,050,000     3,050,000
                                     5.84%  10/20/98     4,000,000     4,000,000
                                     5.69%  11/04/98    42,500,000    42,486,105
                                     5.86%  11/25/98     5,220,000     5,217,714
                                     5.74%  12/23/98     1,000,000       999,625
                                     5.93%  12/23/98     4,310,000     4,310,000
                                     5.83%  01/22/99       750,000       749,535
                                                                     -----------
                                                                     511,348,865

STUDENT LOAN MARKETING ASSOCIATION  11.11%
 ................................................................................
VARIABLE RATES:                      5.40%  02/17/98     1,000,000       999,875
                                     5.31%  02/19/98    10,000,000    10,000,000
                                     5.36%  03/19/98    25,000,000    25,000,000
                                     5.50%  06/18/98     5,000,000     5,000,000
                                     5.29%  09/28/98    13,700,000    13,681,213

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SAVINGS FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                    COUPON  MATURITY     AMOUNT         VALUE
                                     ----   --------   -----------   -----------

STUDENT LOAN MARKETING ASSOCIATION  (CONT'D)
 ................................................................................
FIXED RATES:                         5.60%  01/21/98   $ 5,000,000   $ 5,000,091
                                     5.54%  02/25/98       500,000       499,711
                                     5.86%  06/10/98       300,000       300,083
                                     5.60%  08/11/98    15,000,000    14,978,218
                                     5.79%  09/16/98     5,000,000     4,998,233
                                     5.29%  11/10/98     1,000,000       998,474
                                                                    ------------
                                                                      81,455,898

 ................................................................................
TOTAL INVESTMENTS   98.37%                                           720,979,463
 ................................................................................
   (cost $720,979,463)
Other assets and liabilities, net   1.63%                             11,949,211
                                                                    ------------

NET ASSETS 100%                                                     $732,928,674
                                                                    ============

                    See notes to portfolios of investments.

--------------------------------------------------------------------------------
NEAR-TERM TAX FREE FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

                                                           PRINCIPAL
MUNICIPAL BONDS  96.22%                 COUPON  MATURITY     AMOUNT       VALUE

ARIZONA  7.23%
 ................................................................................
Yuma Arizona Refinancing                 4.55%  07/01/06    $550,000    $556,875

CALIFORNIA  2.42%
 ................................................................................
West Hollywood Certificates             12.00%  02/01/00     170,000     186,529
  of Participation, Series A

CONNECTICUT  4.33%
 ................................................................................
Bridgeport Series A, GO                  6.00%  03/01/06     300,000     333,375

GEORGIA  4.25%
 ................................................................................
Columbus Water & Sewer Revenue           6.65%  05/01/09     300,000     327,375

ILLINOIS  4.82%
 ................................................................................
Chicago Water Revenue                    0.00%  11/01/08     275,000     165,343
Kankakee Sewer Revenue                   6.30%  05/01/99     200,000     205,750
                                                                         -------
                                                                         371,093

IOWA  4.21%
 ................................................................................
Finance Authority Hospital
Facility, Revenue                        5.15%  07/01/04     310,000     324,338

NEBRASKA  3.56%
 ................................................................................
Nebraska Public Power District,
 Revenue                                 5.70%  01/01/05     255,000     274,444

NEVADA  6.89%
 ................................................................................
Nevada State Municipal Bond
  Bank Project #51, Series A, GO         5.10%  01/01/08     250,000     259,375
Washoe County Gas & Water
  Facilities, Revenue                    6.30%  12/01/14     250,000     271,250
                                                                         -------
                                                                         530,625

NEW JERSEY  4.06%
 ................................................................................
Washington Township Board of
  Education, GO                          5.10%  02/01/08     300,000     313,125

OHIO  7.56%
 ................................................................................
Akron Bath Copley Township
 Hospital District, Series A             5.90%  11/15/02     400,000     424,000
Ohio State Building Authority            7.30%  03/01/02     150,000     158,438
                                                                         -------
                                                                         582,438

OKLAHOMA  3.01%
 ................................................................................
University of Oklahoma, Revenue         12.00%  03/01/00     200,000     232,000

OREGON  4.04%
 ................................................................................
Portland Water System, Revenue           4.80%  08/01/05     300,000     311,625

--------------------------------------------------------------------------------
NEAR-TERM TAX FREE FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

                                                           PRINCIPAL
MUNICIPAL BONDS                         COUPON  MATURITY     AMOUNT       VALUE

RHODE ISLAND  4.46%
 ................................................................................
Rhode Island State Public
 Buildings Revenue                       5.25%  08/01/05     $340,000   $343,431

SOUTH CAROLINA  7.44%
 ................................................................................
Georgetown County Pollution
 Control Facilities
 Revenue, Series A                       7.38%  06/15/05     300,000     315,375
Charleston County Resource
 Recovery, Revenue                       9.25%  01/01/10     250,000     257,500
                                                                        --------
                                                                         572,875

TEXAS  12.76%
 ................................................................................
Comal Independant School
 District, Revenue                       4.50%  02/01/98     105,000     105,051
Dallas Civic Center, Revenue             6.10%  01/01/08     205,000     205,193
Haltom City Tax Notes:                   4.30%  02/01/98     180,000     180,009
                                         4.50%  02/01/99     185,000     185,721
                                         4.70%  02/01/00     195,000     197,194
Harris County, Revenue                  10.00%  10/01/99     100,000     109,750
                                                                        --------
                                                                         982,918

UTAH  8.28%
 ................................................................................
Municipal Finance COOP Local
  Government, Revenue                    6.40%  08/01/09     300,000     322,875
Weber County School District,
 Series A, GO                            5.15%  06/15/08     300,000     315,000
                                                                        --------
                                                                         637,875

WASHINGTON  4.18%
 ................................................................................
King County, Series A, GO                5.80%  12/01/06     300,000     321,750


WISCONSIN  2.72%
 ................................................................................
State Health & Educational Facilities
 Revenue                                 5.20%  06/01/05     200,000     209,750


 ................................................................................
TOTAL MUNICIPAL BONDS                                                  7,412,441
 ................................................................................
   (cost $7,272,419)


REPURCHASE AGREEMENT  2.39%

Joint Repurchase Agreement Account,
 Prudential Securities, Inc.,
 12/31/97, 6.6%, due 1/2/98
 repurchase price $184,068,
 collateralized by U.S. Treasury
 securities held in a joint
 repurchase account
 (cost $184,001)                         6.60%  01/02/98     184,001     184,001


 ................................................................................
TOTAL INVESTMENTS   98.61%                                             7,596,442
 ................................................................................
   (cost $7,456,421)
Other assets and liabilities, net 1.39%                                  107,288
                                                                      ----------
 ................................................................................
NET ASSETS 100%                                                       $7,703,730
                                                                      ==========
 ................................................................................


                    See notes to portfolios of investments.

--------------------------------------------------------------------------------
TAX FREE FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------
                                                            PRINCIPAL
MUNICIPAL BONDS  97.38%                  COUPON  MATURITY     AMOUNT     VALUE

ARIZONA  2.50%
 ................................................................................
Cocinino County School District,
 Refunding (WI)                          5.00%  07/01/06    $500,000    $513,125

CONNECTICUT  2.64%
 ................................................................................
Connecticut State Development Authority
   Water Facility Revenue,
   Refunding                             7.25%  06/01/20     500,000     540,625

FLORIDA  3.85%
 ................................................................................
Florida State Board of Education Capital
   Outlay GO Unlimited Tax, Refunding,
 Series A                                6.625% 06/01/07     700,000     788,375

GEORGIA  1.18%
 ................................................................................
Savannah Hospital Authority
 Revenue                                 6.20%  07/01/23     230,000     241,500

HAWAII  2.04%
 ................................................................................
Hawaii State Department of Budget
 and Finance                             6.00%  07/01/19     400,000     418,000

ILLINOIS  10.44%
 ................................................................................
Boone McHenry and Dekalb Counties
 Community Unit School District          0.00%  12/01/08     1,000,000   596,250
Illinois Development Financing
 Authority Revenue, Series B             6.25%  09/01/17     250,000     269,375
Illinois Health Facility Authority
  Revenue, Series A                      6.80%  01/01/22     400,000     426,500
Illinois Regional Transportation
 Authority Revenue, Series A             7.20%  11/01/20     250,000     323,125
Lake County School District GO
 Limited                                 5.375% 01/01/11     500,000     524,375
                                                                       ---------
                                                                       2,139,625

INDIANA  7.80%
 ................................................................................
Fort Wayne Water Works Revenue           4.75%  12/01/10     500,000     496,250
 Indiana Health Facility Finance
 Authority Revenue, Series A             5.75%  08/01/08     540,000     566,325
South Bend Water Works Revenue           4.75%  01/01/10     540,000     535,275
                                                                       ---------
                                                                       1,597,850

MASSACHUSETTS  2.67%
 ................................................................................
Massachusetts State Health &
 Educational Facilities Authority
 Revenue, Refunding Issue A              7.10%  07/01/21     500,000     546,250

MICHIGAN  2.36%
 ................................................................................
Wyoming Building Authority               5.25%  05/01/18     480,000     483,000

MISSISSIPPI  2.02%
 ................................................................................
Vicksburg Leased Housing Corp.
    Housing Revenue, Refunding,
    Series A                             6.125% 02/15/22     400,000     413,000

--------------------------------------------------------------------------------
TAX FREE FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

                                                            PRINCIPAL
MUNICIPAL BONDS                         COUPON  MATURITY     AMOUNT      VALUE

NEVADA  4.37%
 ................................................................................
Clark County Las Vegas
 Convention & Visitors
 Authority, GO Limited Tax               5.50%  07/01/17    $870,000    $895,012

NEW JERSEY  2.60%
 ................................................................................
Warren Township Independent
 School Building Corp.,
 Series A                                6.00%  07/15/12     500,000     533,125

NORTH CAROLINA  3.52%
 ................................................................................
North Carolina Eastern Municipal
 Power Agency, Revenue, Refunding,
 Series A                                5.60%  01/01/10     675,000     722,250

OHIO  2.44%
 ................................................................................
Olentangy Local School District,
 GO Limited Tax, Series A                6.25%  12/01/15     240,000     263,700
South Euclid Special Assessment,
 GO Limited                              6.70%  12/01/14     200,000     237,250
                                                                       ---------
                                                                         500,950

PENNSYLVANIA  3.09%
 ................................................................................
Allegheny County Hospital
 Development Authority, Revenue,
 Refunding                               6.00%  05/01/20     365,000     374,125
Chester County Health & Education
 Facilities Authority, Revenue           5.00%  05/15/08     250,000     259,375
                                                                       ---------
                                                                         633,500

RHODE ISLAND  5.12%
 ................................................................................
North Providence GO Unlimited Tax,
 Series A                                6.05%  07/01/13     500,000     553,125
Providence Public Building Authority
 Revenue, Series B                       7.25%  12/15/10     450,000     496,125
                                                                       ---------
                                                                       1,049,250

SOUTH CAROLINA  3.77%
 ................................................................................
Charleston County Resource
    Recovery Revenue, Series A           9.25%  01/01/10     750,000     772,500


TENNESSEE  1.41%
 ................................................................................
State Development Authority Revenue,
 Series 1992                             7.00%  10/01/11     265,000     289,844

TEXAS  20.35%
 ................................................................................
Comal Independent School District:       4.50%  02/01/98     110,000     110,054
                                         4.75%    02/01/99   230,000     230,920
                                         4.90%    02/01/00   240,000     242,400
                                         5.00%    02/01/01   255,000     258,506

--------------------------------------------------------------------------------
TAX FREE FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

                                                            PRINCIPAL
MUNICIPAL BONDS                          COUPON  MATURITY     AMOUNT     VALUE

TEXAS  20.35% (CONT'D)
 ................................................................................
Cypress Fairbanks Independent
 School District                         4.75%  02/15/20    $420,000   $397,425
Eagle Pass Independent School
 District                                4.50%  08/15/17     500,000    463,125
Gulf Coast Water Systems
 Authority                               5.00%  08/15/17     500,000    492,500
Humble Independent School
 District                                5.10%  02/15/13     500,000    504,375
Pearland Certificates of
 Obligation, Series A                    5.25%  03/01/13     305,000    310,719
State Water Development Board,
 Revenue                                 5.00%  07/15/19     500,000    492,500
Tara Glen Municipal District,
 GO Unlimited Tax:                       5.75%  03/01/20     300,000    315,375
University of Houston                    5.00%  02/15/14     355,000    352,337
                                                                      ---------
                                                                      4,170,236

VIRGINIA  2.15%
 ................................................................................
State Housing Development Authority
   Multifamily, Revenue, Series E        5.90%  11/01/17     425,000    441,469

WASHINGTON  1.59%
 ................................................................................
Seattle Indian Services, Refunding
 Revenue                                 6.50%  11/01/17     305,000    326,350

WEST VIRGINIA  7.69%
 ................................................................................
Berkeley County Hospital Revenue,
 Refunding:                              6.50%  11/01/09     115,000    123,338
                                         6.50%  11/01/22     280,000    298,550
West Virginia Housing Development
   Revenue, Series A                     6.05%  05/01/27     790,000    839,375
West Virginia State Hospital
    Finance Authority Revenue            6.10%  01/01/18     300,000    315,000
                                                                      ---------
                                                                      1,576,263


WYOMING  1.78%
 ................................................................................
Wyoming Community Development
 Authority,                              6.10%  06/01/33     350,000    364,875
 Series A

 ................................................................................
TOTAL MUNICIPAL BONDS                                                19,956,974
 ................................................................................
   (Cost $19,137,829)


REPURCHASE AGREEMENT   6.62%
Joint Repurchase Agreement
 Account, Prudential Securities,
 Inc., 12/31/97, 6.6%, due 1/2/98,
 repurchase price $1,357,931,
 collateralized by U.S. Treasury
 securities held in a joint
 repurchase account
 (cost $1,357,433)                       6.60%  01/02/98   1,357,433  1,357,433

 ................................................................................
TOTAL INVESTMENTS 104.00%                                            21,314,407
 ................................................................................
   (Cost $20,495,263)

Other assets and liabilities,  net (4.00)%                             (820,822)
                                                                     ----------
NET ASSETS 100%                                                     $20,493,585
                                                                    ===========

                    See notes to portfolios of investments.

--------------------------------------------------------------------------------
INCOME FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS   100.56%                                 SHARES           VALUE

BANKS  2.42%
 ................................................................................
Allied Irish Banks, plc, ADR                             3,500         $ 89,469
Banc One Corp.                                           2,500          135,781
                                                                       --------
                                                                        225,250

BUSINESS SERVICES  1.33%
 ................................................................................
Dun & Bradstreet Corp.                                   4,000          123,750


CHEMICAL & PHARMACEUTICALS  3.29%
 ................................................................................
Hanson, plc, ADR                                         2,062           47,555
Pharmacia & Upjohn, Inc.                                 3,000          109,875
Warner-Lambert Co.                                       1,200          148,800
                                                                       --------
                                                                        306,230

COMMUNICATION EQUIPMENT  1.44%
 ................................................................................
Scientific-Atlanta, Inc.                                 8,000          134,000


COMMUNICATION SERVICES  1.30%
 ................................................................................
Comsat Corp.                                             5,000          121,250


COMPUTERS & DATA PROCESSING  1.89%
 ................................................................................
Electronic Data Services Corp.                           2,000           87,875
First Data Corp.                                         3,000           87,750
                                                                       --------
                                                                        175,625

ELECTRIC SERVICES  24.20%
 ................................................................................
American Electric Power, Inc.                            4,000          206,500
Baltimore Gas & Electric Co.                             3,000          102,187
Central & South West Corp.                               5,000          135,312
DPL, Inc.                                                4,000          115,000
DQE, Inc.                                                4,000          140,500
Duke Energy Corp.                                        5,664          313,644
Energy Group, plc, ADR                                   2,062           92,017
FPL Group, Inc.                                          3,000          177,562
Houston Industries                                       4,000          106,750
Minnesota Power & Light Co.                              3,000          130,688
Sierra Pacific Resources                                 5,000          187,500
Southern Co.                                             7,000          181,125
TNP Enterprises                                          2,000           66,500
Washington Water Power Co.                               5,000          121,563
Western Resources, Inc.                                  4,000          172,000
                                                                       --------
                                                                      2,248,848

ENTERTAINMENT  0.27%
 ................................................................................
Ascent Entertainment Group                               2,444           25,357

--------------------------------------------------------------------------------
INCOME FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS                                           SHARES           VALUE

FINANCIAL SERVICES  1.74%
 ................................................................................
Travelers Group, Inc.                                    3,000         $161,625


FOOD & BEVERAGES  3.09%
 ................................................................................
H.J. Heinz Co.                                           3,500          177,844
PepsiCo, Inc.                                            3,000          109,313
                                                                       --------
                                                                        287,157

INSTRUMENTS  1.09%
 ................................................................................
Baxter International, Inc.                               2,000          100,875


MOTOR VEHICLES  1.57%
 ................................................................................
Ford Motor Co.                                           3,000          146,063


NATURAL GAS TRANSMISSION & DISTRIBUTION  8.92%
 ................................................................................
AGL Resources, Inc.                                      5,300          108,319
Consolidated Natural Gas Co.                             3,000          181,500
MCN Energy Group, Inc.                                   4,000          161,500
New Jersey Resources Corp.                               5,000          200,313
Peoples Energy                                           4,500          177,188
                                                                       --------
                                                                        828,820

OIL & GAS EXTRACTION  1.57%
 ................................................................................
Enron Corp.                                              3,500          145,469


PETROCHEMICAL & COAL PRODUCTS  2.26%
 ................................................................................
Lyondell Petrochemical Co.                               7,923          209,960


PETROLEUM REFINING  5.03%
 ................................................................................
Amoco Corp.                                              1,000           85,125
Chevron Corp.                                            1,500          115,500
Exxon Corp.                                              2,000          122,375
Mobil Corp.                                              2,000          144,375
                                                                       --------
                                                                        467,375

PHOTOGRAPHY  1.59%
 ................................................................................
Xerox Corp.                                              2,000          147,625

--------------------------------------------------------------------------------
INCOME FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS                                           SHARES           VALUE

REAL ESTATE INVESTMENT TRUSTS  11.23%
 ................................................................................
American Health Properties, Inc.                         3,000        $  82,687
Capstead Mortgage Corp.                                  4,000           79,750
Commercial Net Lease Realty                              10,000         178,750
Equity Resident Property Trust                           2,500          126,406
Essex Property Trust, Inc.                               3,000          105,000
Glimcher Realty Trust                                    5,000          112,812
Liberty Property Trust                                   4,000          114,250
Starwood Lodging Trust                                   2,000          115,750
Walden Residential Properties                            5,000          128,437
                                                                      ---------
                                                                      1,043,842

TELECOMMUNICATIONS  24.86%
 ................................................................................
360 Communications Co.                                   4,166           84,101
AT&T Corp.                                               3,500          214,375
Bell Atlantic Corp.                                      2,652          241,332
Century Telephone Enterprises                            3,500          174,344
Frontier Corp.                                           6,500          156,406
GTE Corp.                                                3,500          182,875
Lucent Technologies, Inc.                                3,148          251,446
MCI Communications Corp.                                 3,000          128,437
SBC Communications, Inc.                                 2,000          146,500
Sprint Corp.                                             3,000          175,875
Telebras, ADR                                            1,000          116,437
Telefonica de Espana,S.A., ADR                           1,000           91,062
US West Communications Group                             5,000          225,625
WorldCom, Inc.                                           4,000          121,000
                                                                      ---------
                                                                      2,309,815

WHOLESALE FOOD SUPPLIES  1.47%
 ................................................................................
Sysco Corp.                                             3,000           136,688


 ................................................................................
TOTAL COMMON STOCKS                                                   9,345,624
 ................................................................................
   (cost $7,211,031)


PREFERRED STOCKS   4.14%

ELECTRIC SERVICES  2.74%
 ................................................................................
Duke Energy Quarterly Income Preferred 7.2%             10,000          255,000

--------------------------------------------------------------------------------
INCOME FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

PREFERRED STOCKS (cont'd)                              SHARES           VALUE

REAL ESTATE INVESTMENT TRUSTS  1.40%
 ................................................................................
Public Storage, Inc., 8.875%, Series G                  5,000         $ 129,375


 ................................................................................
TOTAL PREFERRED STOCKS                                                  384,375
 ................................................................................
   (cost $375,000)


                                                        PRINCIPAL
CONVERTIBLE SECURITIES  2.00%                            AMOUNT

GOLD AND SILVER MINING
 ................................................................................
Ashanti Capital, Ltd. Exchangeable Note,
  5.50%, 03/15/03 exchangeable at
  maturity into Shares or Global
  Depository Shares of Ashanti
  Goldfields Company Limited                            $250,000        186,250

 ................................................................................
TOTAL CONVERTIBLE SECURITIES                                            186,250
 ................................................................................
   (cost $203,750)

REPURCHASE AGREEMENT   8.74%
Joint Repurchase Agreement Account,
   Prudential Securities, Inc., 12/31/97
   6.6%, due 1/2/98, repurchase price
   $812,604, collateralized by U.S.
   Treasury securities held in a joint
   repurchase account
   (cost $812,306)                                      812,306         812,306

 ................................................................................
TOTAL INVESTMENTS   115.44%                                          10,728,555
 ................................................................................
   (cost of $8,602,087)
Other assets and liabilities, net   (15.44)%                         (1,434,747)
                                                                     ----------

NET ASSETS 100%                                                      $9,293,808
                                                                     ==========

                    See notes to portfolios of investments.

--------------------------------------------------------------------------------
ALL AMERICAN EQUITY FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS   86.99%                                 SHARES            VALUE

AIRCRAFT & AEROSPACE  1.22%
 ................................................................................
AlliedSignal, Inc.                                       2,200         $ 85,662
The Boeing Co.                                           2,950          144,366
Raytheon Company, Class A                                  191            9,419
Rockwell International Corp.                             1,800           94,050
                                                                      ---------
                                                                        333,497

APPAREL  .49%
 ................................................................................
Converse Inc.                                            5,000           30,000*
Tommy Hilfiger                                           3,000          105,375*
                                                                      ---------
                                                                        135,375

BANKS  4.09%
 ................................................................................
Banc One Corp.                                           1,760           95,590
BankAmerica Corp.                                        5,000          365,000
Chase Manhattan Corp.                                    2,400          262,800
Citicorp                                                 1,600          202,300
NationsBank Corp.                                        3,200          194,600
                                                                      ---------
                                                                      1,120,290

BEVERAGES  4.75%
 ................................................................................
Anheuser Busch Co.                                       2,000           88,000
Coca Cola Co.                                            13,000         866,125
PepsiCo, Inc.                                            8,200          298,787
Seagram Co. Ltd.                                         1,500           48,469
                                                                      ---------
                                                                      1,301,381

BROADCAST/MEDIA  .64%
 ................................................................................
Tele-Communications, Class A                             2,200           61,463*
US West Media Group                                      1,800           51,975
Viacom, Inc., Class A                                    1,500           61,313*
                                                                      ---------
                                                                        174,751

BUSINESS SERVICES  1.00%
 ................................................................................
Dun & Bradstreet Corp.                                   2,000           61,875
Norwood Promotional Products                             8,500          129,625*
Solectron Corp.                                          2,000           83,125*
                                                                      ---------
                                                                        274,625

CHEMICALS  1.55%
 ................................................................................
Dow Chemical Co.                                         1,000          101,500
E.I. Du Pont de Nemours & Co.                            5,400          324,337
                                                                      ---------
                                                                        425,837

--------------------------------------------------------------------------------
ALL AMERICAN EQUITY FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS                                           SHARES           VALUE

COMMUNICATION EQUIPMENT  .96%
 ................................................................................
InterVoice, Inc.                                         3,000         $ 22,500*
Lucent Technologies, Inc.                                3,000          239,625
                                                                      ---------
                                                                        262,125

COMPUTER & OFFICE EQUIPMENT  5.96%
 ................................................................................
Apple Computer, Inc.                                     3,000           39,375*
Cisco Systems, Inc.                                      4,500          250,875*
COMPAQ Computer Corp.                                    2,500          141,094
Diebold, Inc.                                            3,000          151,875
Hewlett-Packard Co.                                      5,000          312,500
IBM Corp.                                                5,600          585,550
Minnesota Mining & Manufacturing Co.                     1,700          139,506
NCR Corp.                                                  468           13,016*
                                                                      ---------
                                                                      1,633,791

DATA PROCESSING & SOFTWARE  5.16%
 ................................................................................
Automatic Data Processing, Inc.                          1,000           61,375
Computer Associates International                        3,000          158,625
First Data Corp.                                         10,000         292,500
Informix Corp.                                           1,000            4,750*
Microsoft Corp.                                          5,600          723,800*
Oracle Corp.                                             5,212          116,293*
Reynolds & Reynolds Co., Class A                         3,000           55,313
                                                                      ---------
                                                                      1,412,656

EATING & DRINKING PLACES  .77%
 ................................................................................
McDonald's Corp.                                         3,800          181,450
Tricon Global Restaurants                                1,000           29,063*
                                                                      ---------
                                                                        210,513

ELECTRIC UTILITY  .19%
 ................................................................................
P G & E Corp.                                            1,700           51,744


ELECTRONICS & COMPONENTS  3.98%
 ................................................................................
Carlisle Cos., Inc.                                      2,200           94,050
Emerson Electric Co.                                     1,800          101,587
Intel Corp.                                              8,400          590,100
Motorola, Inc.                                           3,000          171,187
Technitrol, Inc.                                         4,400          132,000
                                                                      ---------
                                                                      1,088,924

--------------------------------------------------------------------------------
ALL AMERICAN EQUITY FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS                                           SHARES           VALUE

ENTERTAINMENT   1.79%
 ................................................................................
Liberty Media Group, Class A                               825         $ 29,906*
The Walt Disney Co.                                      3,700          366,531
Time Warner, Inc.                                        1,500           93,000
                                                                      ---------
                                                                        489,437

FINANCIAL SERVICES  6.84%
 ................................................................................
American Express Co.                                     2,900          258,825
BISYS Group, Inc.                                        7,000          232,750*
Conseco, Inc.                                            3,000          136,312
Credit Acceptance Corp.                                  6,000           46,500*
Equity Corp International                                2,000           46,250*
Fannie Mae                                               8,500          485,031
Freddie Mac                                              3,800          159,362
Green Tree Financial Corp.                               4,000          104,750
J.P. Morgan & Co., Inc.                                    700           79,013
Travelers Group, Inc.                                    6,000          323,250
                                                                      ---------
                                                                      1,872,043

FOOD  1.18%
 ................................................................................
Archer-Daniels-Midland Co.                               2,315           50,207
H.J. Heinz Co.                                           1,500           76,219
Kellogg Co.                                              1,800           89,325
Sara Lee Corp.                                           1,900          106,994
                                                                      ---------
                                                                        322,745

FUNERAL SERVICES  .28%
 ................................................................................
Loewen Group, Inc.                                       3,000           77,438


HEALTHCARE & EQUIPMENT  3.01%
 ................................................................................
Allegiance Corp.                                           220            7,796
Columbia/HCA Healthcare Corp.                            3,600          106,650
Humana, Inc.                                             6,300          130,725
Johnson & Johnson Co.                                    8,000          527,000
Veterinary Centers, Inc.                                 4,000           53,750*
                                                                      ---------
                                                                        825,921

HOUSEHOLD APPLIANCES  3.43%
 ................................................................................
General Electric Co.                                     12,800         939,200

--------------------------------------------------------------------------------
ALL AMERICAN EQUITY FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS                                           SHARES           VALUE

HOUSEHOLD PRODUCTS  2.64%
 ................................................................................
Colgate Palmolive                                        1,400         $102,900
Gillette Co.                                             1,400          140,612
Proctor & Gamble Co.                                     6,000          478,875
                                                                      ---------
                                                                        722,387

INSTRUMENTS  .16%
 ................................................................................
Guidant Corp.                                              704           43,824


INSURANCE  3.54%
 ................................................................................
Allstate Corp.                                           3,297          299,615
American Annuity Group, Inc.                             8,000          176,000
American International Group                             3,600          391,500
Hartford Financial Services Group, Inc.                    400           37,425
HCC Insurance Holdings, Inc.                             3,000           63,750
                                                                      ---------
                                                                        968,290

MACHINERY  .57%
 ................................................................................
Caterpillar, Inc.                                        3,200          155,400


MOTOR VEHICLES & PARTS  2.00%
 ................................................................................
Chrysler Corp.                                           4,130          145,324
Ford Motor Co.                                           4,000          194,750
General Motors Corp.                                     3,000          181,875
ITT Industries, Inc.                                       400           12,550
Meritor Automotive, Inc.                                   600           12,638
                                                                      ---------
                                                                        547,137

OIL & GAS EXTRACTION  .81%
 ................................................................................
Atlantic Richfield Co.                                   1,200           96,150
Enron Corp.                                              3,000          124,688
                                                                      ---------
                                                                        220,838

PETROLEUM REFINING  4.70%
 ................................................................................
AMOCO Corp.                                              1,700          144,712
Chevron Corp.                                            2,600          200,200
Exxon Corp.                                              5,800          354,887
Mobil Corp.                                              3,200          231,000
Phillips Petroleum Co.                                   1,100           53,488
Royal Dutch Petroleum                                    3,600          195,075
Texaco, Inc.                                             2,000          108,750
                                                                      ---------
                                                                      1,288,112

--------------------------------------------------------------------------------
ALL AMERICAN EQUITY FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS                                           SHARES           VALUE

PHARMACEUTICALS  10.60%
 ................................................................................
Abbott Laboratories                                      3,000         $196,687
American Home Products                                   3,200          244,800
Baxter International, Inc.                               1,100           55,481
Biogen, Inc.                                             2,000           72,750*
Bristol-Myers Squibb Co.                                 3,400          321,725
Eli Lilly & Co.                                          6,396          445,322
Merck & Co., Inc.                                        6,000          637,500
Pfizer, Inc.                                             6,800          507,025
Schering-Plough Corp.                                    4,800          298,200
Warner-Lambert Co.                                       1,000          124,000
                                                                      ---------
                                                                      2,903,490

PHOTOGRAPHY  1.06%
 ................................................................................
Eastman Kodak Co.                                        3,300          200,681
Xerox Corp.                                              1,200           88,575
                                                                      ---------
                                                                        289,256

REAL ESTATE  .84%
 ................................................................................
Felcor Suite Hotels, Inc.                                2,000           71,000
Weeks Corp.                                              5,000          160,000
                                                                      ---------
                                                                        231,000

RETAIL  3.72%
 ................................................................................
Amway Asia Pacific Ltd.                                  6,000          117,000
Garden Ridge Corp.                                       6,000           85,500*
Home Depot, Inc.                                         4,200          247,275
OfficeMax, Inc.                                          5,000           71,250*
Sears, Roebuck and Co.                                   2,400          108,600
Toys "R" Us, Inc.                                        1,100           34,581*
Wal-Mart Stores, Inc.                                    9,000          354,938
                                                                      ---------
                                                                      1,019,144

SANITARY SERVICES  .40%
 ................................................................................
Browning Ferris Industries, Inc.                         1,600           59,200
Waste Management, Inc.                                   1,800           49,500
                                                                      ---------
                                                                        108,700

--------------------------------------------------------------------------------
ALL AMERICAN EQUITY FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS                                           SHARES           VALUE

TELECOMMUNICATIONS  6.64%
 ................................................................................
360 Communications Co.                                   6,466         $130,532
AT&T Corp.                                               7,500          459,375
Airtouch Communications, Inc.                            3,000          124,687*
Ameritech Corp.                                          2,000          161,000
Bell Atlantic Corp.                                      2,905          264,355
Bellsouth Corp.                                          1,600           90,100
GTE Corp.                                                4,800          250,800
MCI Communications Corp.                                 2,700          115,594
Sprint Corp.                                             2,400          140,700
US West Communications Group                             1,800           81,225
                                                                    -----------
                                                                      1,818,368

TOBACCO  2.02%
 ................................................................................
Philip Morris, Inc.                                      12,200         552,813


 ................................................................................
TOTAL COMMON STOCKS                                                  23,821,052
 ................................................................................
   (cost $13,654,819)

                                                     PRINCIPAL
REPURCHASE AGREEMENT   14.72%                          AMOUNT
Joint Repurchase Agreement Account,
   Prudential Securities, Inc., 12/31/97,
   6.6%, due 1/2/98, repurchase price
   $4,032,702, collateralized by
   U.S. Treasury securities held in a
   joint repurchase account
   (cost $4,031,224)                                 $4,031,224      $4,031,224


 ................................................................................
TOTAL INVESTMENTS 101.71%                                            27,852,276
 ................................................................................
   (cost $17,686,043)
Other assets and liabilities, net   (1.71)%                            (468,124)
                                                                    -----------

NET ASSETS 100%                                                     $27,384,152
                                                                    ===========

                    See notes to portfolios of investments.

--------------------------------------------------------------------------------
REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS
AND WARRANTS    91.57%                                  SHARES           VALUE

REAL ESTATE INVESTMENT TRUSTS   82.68%

APARTMENTS  16.30%
 ................................................................................
Avalon Properties, Inc.                                  13,500        $417,656
Bay Apartment Communities                                14,000         546,000
Camden Property Trust                                    13,000         403,000
Equity Resident Property Trust                           6,500          328,656
Essex Property Trust, Inc.                               13,000         455,000
Security Capital Pacific Trust                           20,571         498,847
Security Capital Pacific Trust Warrants                  1,082            5,681
                                                                      ---------
                                                                      2,654,840

DIVERSIFIED  8.73%
 ................................................................................
Duke Realty Investments, Inc.                            18,000         436,500
Liberty Property Trust                                   19,500         556,969
Spieker Properties, Inc.                                 10,000         428,750
                                                                      ---------
                                                                      1,422,219

HOTEL/RESTAURANT  15.14%
 ................................................................................
American General Hospitality Corp.                       10,000         267,500
Felcor Suite Hotels, Inc.                                10,000         355,000
Legacy Hotels                                            35,000         146,951
Patriot American Hospitality, Inc. Pfd. Ctf              16,998         489,755
Promus Hotel Corp.                                       5,000          210,000*
Royal Host                                               20,000         103,565
Starwood Lodging Trust                                   6,500          376,188
Sunstone Hotel Investors, Inc.                           30,000         517,500
                                                                      ---------
                                                                      2,466,459

MANUFACTURED HOMES  4.88%
 ................................................................................
Manufactured Home Communities                            19,500         526,500
Sun Communities, Inc.                                    7,500          269,531
                                                                      ---------
                                                                        796,031

OFFICE PROPERTY  8.42%
 ................................................................................
Cornerstone Properties, Inc.                             20,000         383,750
Crescent Real Estate Equities                            10,000         393,750
Parkway Properties, Inc.                                 10,000         343,125
Trinet Corp. Realty Trust, Inc.                          6,500          251,469
                                                                      ---------
                                                                      1,372,094

REGIONAL MALLS  1.04%
 ................................................................................
Westfield America, Inc.                                  10,000         170,000


SHOPPING CENTERS  6.65%
 ................................................................................
Developers Diversified Realty Corp.                      10,000         382,500
Excel Realty Trust, Inc.                                 12,000         378,000
JDN Realty Corp.                                         10,000         323,750
                                                                      ---------
                                                                      1,084,250

--------------------------------------------------------------------------------
REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS
AND WARRANTS                                            SHARES           VALUE

STORAGE  3.01%
 ................................................................................
Public Storage, Inc.                                     16,700        $490,562


WAREHOUSE/INDUSTRIAL  18.51%
 ................................................................................
Arden Realty Group, Inc.                                 14,000         430,500
Bedford Property Investors, Inc.                         25,000         546,875
Brandywine Realty Trust                                  11,500         288,937
Cali Realty Corp.                                        8,000          328,000
CarrAmerica Realty Corp.                                 15,000         475,312
First Industrial Realty                                  14,000         505,750
Reckson Associates Realty Corp.                          17,400         441,525
                                                                      ---------
                                                                      3,016,899

OTHER   8.89%

HOTELS & MOTELS  3.38%
 ................................................................................
Aztar Corp.                                              13,000          81,250*
Host Marriott Corp.                                      23,900         469,037*
                                                                      ---------
                                                                        550,287

INDUSTRIAL CONSTRUCTION  .90%
 ................................................................................
Lend Lease Corp. Ltd.                                    7,500          146,644


OFFICE PROPERTY MANAGEMENT   .15%
 ................................................................................
Crescent Operating, Inc.                                 1,000           24,500*


REAL ESTATE DEVELOPMENT  4.46%
 ................................................................................
Catellus Development Corp.                               25,000         500,000*
Trizec Hahn Corp.                                        9,800          227,238
                                                                      ---------
                                                                        727,238

 ................................................................................
TOTAL COMMON STOCKS                                                  14,922,023
 ................................................................................
    (cost $11,542,775)

--------------------------------------------------------------------------------
REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

                                                      PRINCIPAL
REPURCHASE AGREEMENT   10.76%                          AMOUNT          VALUE

Joint Repurchase Agreement Account,
   Prudential Securities, Inc.,
   12/31/97, 6.6%, due 1/2/98,
   repurchase price $1,754,487,
   collateralized by U.S. Treasury
   securities held in a joint
   repurchase account:
   (Cost $1,753,844)                                 $1,753,844      $1,753,844

 ................................................................................
TOTAL INVESTMENTS   102.33%                                          16,675,867
 ................................................................................
   (cost $13,296,619)
Other assets and liabilities, net   (2.33)%                            (379,095)
                                                                    -----------

NET ASSETS 100%                                                     $16,296,772
                                                                    ===========

                    See notes to portfolios of investments.

--------------------------------------------------------------------------------
CHINA REGION OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS
AND WARRANTS   98.63%                                   SHARES           VALUE

AGRICULTURE  1.07%
 ................................................................................
CP Pokphand Co. Ltd.                                     800,000       $125,952
Shanghai Dajiang Co. Ltd., Group B                       986,634        147,995
                                                                     ----------
                                                                        273,947

APPAREL - WHOLESALE  3.19%
 ................................................................................
Chaifa Holdings Ltd.                                     840,800         49,912
Giordano International Ltd.                              299,000        103,216
Li & Fung Ltd.                                           474,000        663,685
                                                                     ----------
                                                                        816,813

BANKING/FINANCIAL SERVICES  6.52%
 ................................................................................
HSBC Holdings Ltd.                                       67,749        1,669,901


BEVERAGES  .49%
 ................................................................................
Guangdong Brewery Holdings Ltd.                          43,000           6,104*
Vitasoy International Holdings Ltd.                      284,000        120,028
                                                                     ----------
                                                                        126,132

CHEMICALS & ALLIED PRODUCTS  5.60%
 ................................................................................
Jilin Chemical Industrial Company Ltd., Class H          2,308,000      268,060
Shang Inner Mongolia Erdos Cashmere                      337,700        114,818
Shanghai Chlor-Alkali Chemical Co., Group B              630,960        108,525
Shanghai Petrochemical, Class H                          2,932,000      457,829
Tianjin Bohai Chemical, Class H                          1,248,000      153,000*
Yizheng Chemical Fibre, Class H                          1,844,000      333,153
                                                                     ----------
                                                                      1,435,385

COMPUTERS & OFFICE EQUIPMENT  3.45%
 ................................................................................
Acer, Inc. GDR                                           13,125         100,406*
Founder Hong Kong Ltd.                                   798,822        494,818
GVC Corp. GDR                                               74              527*
Vanda Systems & Communications Holdings Ltd.             1,384,000      287,552
                                                                     ----------
                                                                        883,303

CONGLOMERATES  12.90%
 ................................................................................
Beijing Enterprise Holdings                              50,000         128,404*
China Vanke Co. Ltd.                                     66,380          38,548
Citic Pacific Ltd.                                       228,200        909,973*
First Pacific Company, Ltd.                              635,230        307,409
Guangdong Investments                                    444,000        295,083
Guangzhou Investment Co. Ltd.                            500,000        103,884
Hutchinson Whampoa                                       96,000         600,852
Shanghai Industrial Holdings Ltd.                        129,000        480,275
Swire Pacific Ltd., Group A                              80,000         440,831
                                                                     ----------
                                                                       3,305,259

--------------------------------------------------------------------------------
CHINA REGION OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS
AND WARRANTS                                            SHARES           VALUE

CONSTRUCTION EQUIPMENT  .35%
 ................................................................................
Shanghai Jintai Machinery, Group B                       1,194,550$      88,397*


CREDIT & FINANCIAL SERVICES  1.65%
 ................................................................................
Aeon Credit Service                                      694,000        152,252
Guoco Group, Ltd.                                        110,000        269,712
                                                                     ----------
                                                                        421,964

ELECTRIC GENERATION  .93%
 ................................................................................
Dongfang Electrical Machinery Co. Ltd., Class H          766,000        111,702
Harbin Power Equip Co. Ltd., Class H                     1,042,000      125,056
                                                                     ----------
                                                                        236,758

ELECTRONIC EQUIPMENT  2.08%
 ................................................................................
ASM Pacific Technology Ltd.                              686,000        433,785
GP Batteries Int'l Ltd.                                  30,000          77,959
Samsung Electronics, GDR                                 3,512           19,755*
                                                                     ----------
                                                                        531,499

FURNITURE  .55%
 ................................................................................
Lamex Holdings Ltd.                                      1,096,551      141,509


GLASS & CEMENT PRODUCTS   .73%
 ................................................................................
Huaxin Cement Co. Ltd., Group B                          904,600         81,414*
Luoyang Glasswork, Class H                               962,000         86,902
Shanghai Yaohua Pilkington Glass Co. Ltd., Group B       125,750         17,354
                                                                     ----------
                                                                        185,670

GROCERIES - WHOLESALE  3.99%
 ................................................................................
Guangnan Holdings Ltd.                                   540,000        442,509
Guangnan Holdings, Warrants                              25,521           2,865
NG Fung Hong Ltd.                                        548,000        576,358
                                                                     ----------
                                                                      1,021,732

HEAVY CONSTRUCTION  1.44%
 ................................................................................
Anhui Expressway Co. Ltd.                                726,000        125,544
GZI Transport Ltd.                                       25,769           8,646
GZI Transport Ltd., Warrants                             5,154              153
New World Infrastructure Hong Kong                       31,201          70,664*
Road King Infrastructure Ltd.                            180,000        164,925
                                                                     ----------
                                                                        369,932

HOTELS  1.26%
 ................................................................................
Shanghai New Asia, Group B                               1,198,560      323,611

--------------------------------------------------------------------------------
CHINA REGION OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS
AND WARRANTS                                            SHARES           VALUE

HOUSEHOLD APPLIANCES  6.11%
 ................................................................................
Guangdong Kelon Electronics Holdings                     926,000       $955,994
Hualing Holdings Ltd.                                  1,344,000        114,472*
Hualing Holdings, Warrants                               268,800          4,371*
Shanghai Shangling Electronics Appliance                 363,360         74,852*
Shenzhen Konka Electronic Holdings, Group B              385,000        415,357
                                                                     ----------
                                                                      1,565,046

INDUSTRIAL/COMMERCIAL MACHINERY  1.40%
 ................................................................................
First Tractor Co. Ltd., Class H                          198,000        119,454*
Shanghai Automation Instrumentation, Group B             1,777,148      191,932*
Shanghai Diesel Engine Ltd., Group B                     376,320         47,416*
                                                                     ----------
                                                                        358,802

INVESTMENT ADVISOR  .72%
 ................................................................................
Regent Pacific Group Ltd.                                592,000        183,353


MANUFACTURING  3.24%
 ................................................................................
Shanghai Hero Pen, Group B                               763,377        181,684
Varitronix International                                 317,000        544,083
Yageo Corporation                                              1             12*
Yue Yuen Industrial Holdings Ltd.                         49,200        104,127
                                                                     ----------
                                                                        829,906

METAL INDUSTRIES  .87%
 ................................................................................
Jiang Xi Copper Company Ltd.                             100,000         11,098*
Maanshan Iron & Steel Co., Class H                       340,000         38,173
Shanghai Steel Tubes, Group B                            269,280         23,158*
Shenzhen Fangda Co. Ltd.                                 131,500        151,032
                                                                     ----------
                                                                        223,461

MOTOR VEHICLES & TRANSPORTATION  5.62%
 ................................................................................
Qingling Motors Co. Ltd., Class H                        1,224,000      600,232
Shanghai Dazhong, Group B                                1,121,502      838,884*
                                                                     ----------
                                                                      1,439,116

OFFICE SUPPLIES  .68%
 ................................................................................
China First Pencil Company Ltd.                          919,165        174,641


PETROLEUM REFINING  2.40%
 ................................................................................
Zhenhai Refining & Chemical Co. Ltd., Class H            1,465,000      614,434

--------------------------------------------------------------------------------
CHINA REGION OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS
AND WARRANTS                                            SHARES           VALUE

PHARMACEUTICALS  .54%
 ................................................................................
Livzon Pharmaceutical, Group B                           564,566       $139,156*


PHOTOGRAPHY  .44%
 ................................................................................
China HK Photo Products Holdings                         450,000        112,660


REAL ESTATE DEVELOPERS  8.39%
 ................................................................................
Cheung Kong Holdings Ltd.                                40,000         261,969
China Overseas Land & Investment                         870,000        266,647
China Resources Enterprise Ltd.                          184,000        410,789
Lai Sun Development Co. Ltd.                             40,000          13,163
New World Development Co.                                135,779        469,593
Shanghai Lujiazhui Finance, Group B                      277,060        216,107*
Shum Yip Investment Ltd.                                 350,000        137,760
Silver Grant International Industries Ltd.               940,000        198,942
Sun Hung Kai Properties HK                               25,000         175,023
                                                                     ----------
                                                                      2,149,993

RETAIL  3.88%
 ................................................................................
Amway Asia Pacific Ltd.                                  15,000         292,500
China Everbright-IHD Pacific Ltd.                        200,000        161,311*
Glorious Sun Enterprises Ltd.                            984,000        257,143
Shanghai Friendship & O/S Chinese, Group B               1,003,088      282,871
                                                                     ----------
                                                                        993,825

RUBBER & PLASTICS PRODUCTS  .13%
 ................................................................................
Shanghai Tyre & Rubber Co., Group B                      133,000         33,250


SECURITY & COMMODITY BROKERS  1.77%
 ................................................................................
Peregrine Investment Holdings Ltd.                       640,000        454,252
Peregrine Investments, Warrants                          4,000                0
                                                                     ----------
                                                                        454,252

TELECOMMUNICATIONS  2.14%
 ................................................................................
Hong Kong Telecommunications, Ltd.                       187,540        387,229
Shanghai Post & Telecom, Group B                         613,210        160,661
                                                                     ----------
                                                                        547,890

TEXTILE MILL PRODUCTS  1.79%
 ................................................................................
First Sign International Holdings                        620,000         29,204*
Shanghai Haixin Co., Group B                             662,350        291,434
Shanghai Lian Hua Fibre, Group B                         268,780         31,716*
Shanghai Sanmao Textile Class, Group B                   967,670        106,444
                                                                     ----------
                                                                        458,798

--------------------------------------------------------------------------------
CHINA REGION OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS
AND WARRANTS                                            SHARES           VALUE

TRAVEL SERVICES  .95%
 ................................................................................
China Travel International Investment                    500,000       $161,311
Shanghai China International Travel, Group B             242,500         82,450
                                                                     ----------
                                                                        243,761

UNIT INVESTMENT TRUST  1.47%
 ................................................................................
Cathay Investment Fund                                   350,000        377,597


UTILITIES  5.07%
 ................................................................................
Guangdong Electric Power Development Co., Group B        158,000         93,385*
Hong Kong & China Gas Co.                                278,405        540,714
Huaneng Power International, Inc. ADR                    10,000         231,875*
Shandong Huaneng Power Company Ltd. ADR                  63,100         433,813
                                                                     ----------
                                                                      1,299,787

WATER TRANSPORTATION & SERVICES  4.82%
 ................................................................................
China International Marine Container, Group B            827,145        746,128
China Merchants Shekou Port Service Co., Ltd.            166,040         42,640
Continental Mariner Investment                           440,000        163,247
Cosco Pacific Ltd.                                       200,000        162,602
Guangzhou Shipyard International Co., Class H            424,000         64,566
Pacific Ports Co. Ltd.                                   300,000         54,975*
Shenzhen Chiwan Wharf Holdings Ltd.                        5,913          1,862
                                                                     ----------
                                                                      1,236,020

 ................................................................................
TOTAL COMMON STOCKS AND WARRANTS                                     25,267,560
 ................................................................................
   (cost $32,418,111)

                                                       PRINCIPAL
REPURCHASE AGREEMENT   1.98%                             AMOUNT
Joint Repurchase Agreement Account,
   Prudential Securities, Inc.,
   12/31/97, 6.60%, due 1/2/98,
   repurchase price $507,864,
   collateralized by U.S. Treasury
   securities held in a joint repurchase
   account (cost $507,678)                              $507,678        507,678

 ................................................................................
TOTAL INVESTMENTS   100.61%                                          25,775,238
 ................................................................................
    (cost $32,925,789)
Other assets and liabilities, net  (.61)%                              (155,224)
                                                                     ----------

NET ASSETS 100%                                                     $25,620,014
                                                                    ===========

                    See notes to portfolios of investments.

--------------------------------------------------------------------------------
GLOBAL RESOURCES FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS
AND WARRANTS 112.74%                                    SHARES           VALUE

CHEMICALS & ALLIED PRODUCTS  8.31%
 ................................................................................
Air Products & Chemicals                                 3,700         $304,325
Brunswick Technologies, Inc.                             121,000      1,769,625*
                                                                      ---------
                                                                      2,073,950

COPPER REFINING  .00%
 ................................................................................
Cobre Mining Co., Warrants, Series A                     13,333               0*
Cobre Mining Co., Warrants, Series B                     13,333               0*
                                                                      ---------
                                                                              0

GOLD & SILVER MINING  1.90%
 ................................................................................
Combined Metals Reduction Co.                            535,000              0*
Fischer Watt Gold, Inc.                                  600,400         36,024*
Goldbeam Resources Ltd. +                                300,000              0*
Meridian Gold, Inc.                                      118,000        330,289*
Star Resources Corp.                                     600,000         75,575*
Star Resources Corp., Special Warrants                   290,000         31,049*
                                                                      ---------
                                                                        472,937

INVESTMENT ADVISORS  4.96%
 ................................................................................
The Pioneer Group, Inc.                                  44,000        1,237,500


MANUFACTURING  0.15%
 ................................................................................
Kesoram Industries, GDR                                  62,500          36,352


METAL MINING  4.48%
 ................................................................................
Breakwater Resources Ltd.                               240,000         688,569*
Minco Mining & Metals Corp., Warrants                    25,000               0*
Osmium Holdings S.A                                      57,000          24,191*
Osmium Holdings S.A., Warrants                              217             114*
Sutton Resources Ltd.                                    50,000         337,637*
Tenke Mining Corp., Warrants                              7,500               0*
Zimasco Consolidated Enterprises Ltd.                    40,000          69,080
                                                                      ---------
                                                                      1,119,591

MINING SERVICES  3.33%
 ................................................................................
Dynatech Corp.                                        2,000,000         615,794*
Dynatech Corp., Warrants                                500,000          11,371*
Major Drilling Group International, Inc.                 12,000         205,731*
                                                                      ---------
                                                                        832,896

NATURAL GAS PRODUCTION & DISTRIBUTION  2.37%
 ................................................................................
Eurogas Corp.                                            199,300        230,114*
Gazprom, ADR                                             15,000         361,875
                                                                      ---------
                                                                        591,989

--------------------------------------------------------------------------------
GLOBAL RESOURCES FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS
AND WARRANTS                                            SHARES           VALUE

OIL & GAS EXTRACTION  36.32%
 ................................................................................
A & B Geoscience Corp.                                  150,000        $168,993*
Beau Canada Exploration, Class A                        400,000         811,728*
Energy Africa Ltd., GDR                                  20,000         505,000*
Epic Energy (RS)                                         30,000           8,397*
Epic Energy, Warrants                                   150,000               0*
Falcon Drilling, Inc.                                    20,000         701,250*
Grey Wolf, Inc.                                          20,000         107,500*
Interaction Resources                                   710,300         352,901
Novus Petroleum Ltd.                                    106,873         278,618
Ocean Energy, Inc.                                        3,500         172,594*
Oil Search Ltd.                                         200,000         361,591
Pacalta Resources Ltd.                                   85,000         996,291*
Renata Resources, Inc.                                1,400,000       1,253,980*
Reserve Royalty                                         127,600         383,947*
Reserve Royalty, Special Warrants                       500,000       1,429,271*
Seven Seas Petroleum Corp.                               30,000         516,000*
Tom Brown, Inc.                                          20,000         385,000*
Woodside Petroleum Co.                                   90,000         634,674
                                                                      ---------
                                                                      9,067,735

OIL & GAS FIELD MACHINERY  4.73%
 ................................................................................
Cooper Cameron Corp.                                     10,000         610,000*
Prudential Steel Ltd.                                    58,200         570,169*
                                                                      ---------
                                                                      1,180,169

OIL & GAS FIELD SERVICES  38.95%
 ................................................................................
BJ Services Corp.                                         7,000         503,563*
Bonus Resources Services Corp.                          250,000       1,032,154*
Canadian Fracmaster Ltd.                                129,800       1,907,421*
Diamond Offshore Drilling, Inc.                          10,000         481,250
Ensco International, Inc.                                37,600        1,259,600
Ensign Resource Service Group, Inc.                      45,000       1,089,535*
Global Industries Ltd.                                   30,000         510,000*
Nabors Industries, Inc.                                  14,500         455,844*
Peak Energy Services Ltd., Special Warrants              50,000         174,592*
Plains Energy Services Ltd.                             115,000         881,180*
Plains Energy Services Ltd., Special Warrants            40,000         291,187*
Precision Drilling Corp.                                 22,000         536,510*
Tuboscope, Inc.                                          25,000         601,563*
                                                                      ---------
                                                                      9,724,399

PAPER PRODUCTS  .00%
 ................................................................................
Lafayette Paper Mills Ltd.                              600,000               0*

--------------------------------------------------------------------------------
GLOBAL RESOURCES FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS
AND WARRANTS                                             SHARES          VALUE

RAILROADS  .91%
 ................................................................................
Illinois Central Corp., Class A                             800       $  27,250
Railink Ltd., Class A                                    25,000         201,183*
                                                                      ---------
                                                                        228,433

TRANSPORTATION SERVICES  6.33%
 ................................................................................
CHC Helicopter Corp., Class A                           100,000         724,257
Hvide Marine, Inc., Class A                              25,000         643,750*
Offshore Logistics, Inc.                                 10,000         213,750*
                                                                      ---------
                                                                      1,581,757


 ................................................................................
TOTAL COMMON STOCKS                                                  28,147,708
 ................................................................................
   (cost $29,191,905)

                                                      PRINCIPAL
REPURCHASE AGREEMENT   .91%                            AMOUNT
Joint Repurchase Agreement Account,
   Prudential Securities, Inc.,
   12/31/97, 6.6%, due 1/2/98,
   repurchase price $226,653,
   collateralized by the U.S. Treasury
   securities held in a joint
   repurchase account (cost $226,653)                  $226,653         226,653


 ................................................................................
TOTAL INVESTMENTS 113.65%                                            28,374,361
 ................................................................................
   (cost $29,531,619)
Other assets and liabilities, net  (13.65)%                          (3,407,138)
                                                                      ---------

NET ASSETS 100%                                                     $24,967,223
                                                                    ===========

                    See notes to portfolios of investments.

--------------------------------------------------------------------------------
WORLD GOLD FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS
AND WARRANTS   92.17%                                   SHARES           VALUE

DIAMOND MINING & EXPLORATION  .28%
 ................................................................................
Brazilian Resources, Inc., Units (RS)                 1,200,000        $104,125*
Star Resources Corp. +                                1,500,000         188,937*
Star Resources Corp., Special Warrants (RS) +           710,000          76,016*
                                                                      ---------
                                                                        369,078

GOLD DEVELOPMENT  5.32%
 ................................................................................
Ancash Resources, Special Warrants (RS) +               800,000         377,873*
Canyon Resources Corp.                                1,066,183       1,266,092*
Canyon Resources Corp., Warrants                        166,667               0*
Chase Resource Corp.                                    100,000          10,496*
Chilean Gold Ltd. (RS) +                                500,000         498,583*
Crown Resources Corp.                                   550,000       2,303,125*
Exploro Minerals Corp. Ltd. +                         1,000,000         125,000*
Laguna Gold Co.                                         780,000          49,124*
Laguna Gold Co., Warrants                               500,000               0*
Major Drilling Group International, Inc.                126,700       2,172,177*
Minorca Resources, Inc.                                 300,000         188,937*
Minorca Resources, Inc., Special Warrants                25,000               0*
                                                                      ---------
                                                                      6,991,407

GOLD EXPLORATION  12.22%
 ................................................................................
Acacia Resources                                      1,000,000         912,450*
Argosy Mining Corp.                                     692,000         179,168*
Argosy Mining Corp., Warrants                           110,000               0*
Birch Mountain Ltd., Warrants                            50,000               0*
Bro X Minerals Ltd.                                      30,000               0*
Colony Pacific Explorations Ltd.                        100,000          44,085*
Colony Pacific Explorations Ltd., Warrants               50,000               0*
Crown Butte Resources Ltd.                              275,000         442,602*
Gold Corp. of Africa Ltd. (RS)                          200,000         320,000*
Highlake Resources NL +                               4,257,565         263,612*
Minefinders Corp. Ltd.                                  161,000         237,717*
Mink International Resources Corp.                      380,000          98,387*
Miranda Mining, Private Placement (RS)                1,600,000       1,634,652*
Nevsun Resources                                        505,000       1,286,309*
Nevsun Resources, Special Warrants                       25,000               0*
Normandy Mining Ltd.                                  2,644,848       2,568,432
Opawica Explorations, Inc. +                            405,000         240,894*
Ormonde Mining plc +                                  2,750,000         316,152*
Orvana Minerals Corp.                                   240,000         327,490*
Otter Gold Mines Ltd.                                   500,000         342,169*
Ranger Minerals NL                                    2,000,000       4,301,550*
Solitario Resources Corp.                               459,522       1,006,476*
Sutton Resources Ltd.                                   175,000       1,181,729*
Treminco Resources Ltd.                                 200,000          37,787*
Verena Minerals Corp.                                   300,000          52,482*
Western Exploration & Development,
   Special Warrants (RS) +                              600,000         255,000*
                                                                     ----------
                                                                     16,049,143

--------------------------------------------------------------------------------
WORLD GOLD FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS
AND WARRANTS                                            SHARES           VALUE

GOLD PRODUCTION  27.79%
 ................................................................................
Agnico-Eagle Mines Ltd.                                 260,000      $1,413,750
Aurizon Mines Ltd.                                      690,000         376,614*
Cathedral Gold Corp.                                    590,000          70,186*
Dayton Mining Corp.                                     988,000       1,866,695*
Delta Gold, NL                                        8,900,000       9,373,729
Fischer Watt Gold Co., Inc. +                         2,439,600         146,376*
Geomaque Explorations Ltd.                              145,800         259,146*
Getchell Gold Corp.                                     270,860       6,500,640*
Greenstone Resources Ltd.                               800,000       3,806,725*
IAMGOLD International African Mining                  1,022,500       3,219,796*
IAMGOLD International African Mining, Units             120,000         377,873*
IAMGOLD International African Mining, Warrants          333,330               0*
Macraes Mining Co. Ltd.                                 750,000         493,701
Meridian Gold, Inc.                                   2,060,000       5,766,068*
Pacific Island Gold NL                                2,000,000         130,350
Randgold Resources Ltd., ADR                             50,000         250,000*
Rea Gold Corp. +                                      2,400,000               0*
Resolute Ltd.                                         1,935,669       1,412,961
Ross Mining NL                                        1,660,248         833,191
Vista Gold                                              834,300         192,659*
                                                                     ----------
                                                                     36,490,460

INVESTMENT ADVISORS  11.65%
 ................................................................................
The Pioneer Group, Inc.                                  544,200     15,305,625


MAJOR GOLD PRODUCTION  15.71%
 ................................................................................
Ashanti Goldfields Co. Ltd., GDR                         822,319      6,167,393
Ashanti Preference Stock                                 203,932        530,223*
Barrick Gold Corp.                                       590,000     10,988,750
Newmont Mining Corp.                                     100,000      2,937,500
                                                                     ----------
                                                                     20,623,866

METAL MINING  2.71%
 ................................................................................
AMT International Mining Corp. +                      2,328,500       1,205,759*
Boliden Ltd., Installment Receipts                       25,000          63,854*
Dynatec Corp.                                         2,000,000         615,794*
Dynatec Corp., Warrants                                 500,000          11,371*
Osmium Holdings S.A                                     832,200         353,186*
Osmium Holdings S.A., Units                               3,171           1,669*
Tenke Mining Corp.                                      385,000         697,771*
Tenke Mining Corp., Warrants                             60,000               0*
Zimasco Consolidated Enterprises Ltd.                   350,000         604,450
                                                                     ----------
                                                                      3,553,854

--------------------------------------------------------------------------------
WORLD GOLD FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS
AND WARRANTS                                             SHARES           VALUE

MINERAL EXPLORATION & DEVELOPMENT  .84%
 ................................................................................
Altoro Gold Corp.                                       250,000        $ 88,345*
Atacama Minerals Corp.                                  976,000         710,290*
Franc-Or Resources Corp.                                497,900         205,564*
Panorama Resources NL                                 1,250,000          96,218*
Taseko Mines Ltd., Warrants                              96,550               0*
Virginia Gold Mines, Inc., Warrants                     125,000               0*
                                                                     ----------
                                                                      1,100,417

MINING FINANCE  15.35%
 ................................................................................
Anglo American Platinum Corp.                            50,000         667,831
Armada Gold Corp.                                       450,000          78,724*
Continental Precious Minerals, Inc.                     200,000         104,965*
Euro Nevada Mining Corp. Ltd.                           682,600       9,242,721
Euro-Nevada Mining Corp. Ltd., Warrants-1998,
 Series A                                                60,000         944,683*
Euro-Nevada Mining Corp. Ltd., Warrants-1998,
 Series B                                                35,000         281,656*
Franco-Nevada Mining Corp. Ltd.                         440,000       8,651,902
Franco-Nevada Mining Corp. Ltd., Warrants                20,000         171,443*
New Venoro Gold Corp., Class A +                        156,250          13,121*
                                                                     ----------
                                                                     20,157,046

PRECIOUS & INDUSTRIAL METALS EXPLORATION .30%
 ................................................................................
Glencar Mining plc                                      872,438         394,033*


 ................................................................................
TOTAL COMMON STOCKS & WARRANTS                                      121,034,929
 ................................................................................
   (cost $136,391,689)


OPTIONS .00%

GOLD EXPLORATION
 ................................................................................
Otter Gold Mines Ltd., Strike Price 2.75 NZD,
    Expiration Oct. 2001 (premium $0)                    50,000           2,281*


                                                       PRINCIPAL
CONVERTIBLE SECURITIES   .10%                           AMOUNT

GOLD PRODUCTION
 ................................................................................
Macraes Mining Co. Ltd., 7% Convertible
   Subordinated Note, due September 15, 1998
   (cost $527,803)                                     $250,000         131,979

--------------------------------------------------------------------------------
WORLD GOLD FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT             VALUE
REPURCHASE AGREEMENT   6.95%
Joint Repurchase Agreement Account, Prudential
   Securities,  Inc., 12/31/97, 6.6%
   due 1/2/98,  repurchase price  $9,122,051,
   collateralized  by U.S.  Treasury
   securities held in a joint repurchase
   account (cost $9,118,707)                         $9,118,707      $9,118,707

 ................................................................................
TOTAL INVESTMENTS   99.22%                                          130,287,896
 ................................................................................
  (cost $146,038,199)
Other assets and liabilities, net  .78%                               1,023,536
                                                                      ---------

NET ASSETS 100%                                                    $131,311,432
                                                                   ============

                    See notes to portfolios of investments.

--------------------------------------------------------------------------------
GOLD SHARES FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS   65.07%                                   SHARES         VALUE

GOLD MINING - AFRICA  21.84%
 ................................................................................
Ashanti Goldfields, GDR                                  300,000     $2,250,000
Avgold Ltd.                                            1,163,268        876,807*
Avmin Ltd.                                                73,600         90,160
East Rand Gold & Uranium Ltd., ADR                       312,781        359,698
Elandsrand Gold Mining Co. Ltd.                          500,000      1,262,499
Evander Gold Mines                                        21,500         40,958
Evander Gold Mines Ltd., ADR                             225,000        428,625
Free State Development & Investment Corp.
 Ltd., ADR                                               504,000        168,840
Gencor Ltd.                                              350,000        568,753
Goldfields South Africa                                   50,000        773,576
H.J. Joel Mining Co. Ltd.                              1,493,700        731,918
Harmony Gold Mining, ADR                                 160,000        359,999*
Oryx Gold Holdings Ltd.                                1,800,000      1,115,989*
Randgold Resources Ltd.                                   59,000        295,000*
Southvaal Holdings Ltd., ADR                             115,000      1,760,938
Sub Nigel Gold Mining Co. Ltd., ADR                    1,003,000         25,075
Western Areas Gold Mining, ADR                           617,803      3,336,136
                                                                     ----------
                                                                     14,444,971

GOLD MINING - AUSTRALIA  12.79%
 ................................................................................
Acacia Resources                                         400,000        364,980*
Delta Gold NL                                          1,323,955      1,394,426
Great Central Mines                                      200,000        215,077
Lihir Gold Ltd.                                        1,000,000      1,042,800*
Normandy Mining Ltd.                                   2,970,369      2,884,548
Plutonic Resources Ltd.                                  400,000      1,115,796
Resolute Resources Ltd.                                1,974,331      1,441,183
                                                                     ----------
                                                                      8,458,810

GOLD MINING - NORTH AMERICA  13.31%
 ................................................................................
AMT International Mining Corp.                           228,500        118,323*
Barrick Gold Corp.                                         2,500         46,562
Euro-Nevada Mining Corp. Ltd.                            120,000      1,624,856
Franco-Nevada Mining Corp. Ltd.                           35,000        688,220
Getchell Gold Corp.                                        5,600        134,400*
Homestake Mining                                           9,780         86,798
Kinross Gold Corp.                                        50,000        171,875*
Meridian Gold, Inc.                                    2,060,000      5,766,068*
Newmont Mining Corp.                                       1,000         29,375
Placer Dome, Inc.                                          8,000        101,500
TVX Gold Corp.                                            10,000         33,750*
                                                                     ----------
                                                                      8,801,727

--------------------------------------------------------------------------------
GOLD SHARES FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS                                           SHARES          VALUE

INVESTMENT ADVISORS  12.76%
 ................................................................................
The Pioneer Group, Inc.                                 300,000      $8,437,500

MINING SERVICES  3.59%
 ................................................................................
Dynatec Corp.                                         2,000,000         615,794*
Dynatec Corp. Warrants                                  500,000          11,370*
Major Drilling Group International                      101,700       1,743,571*
                                                                    -----------
                                                                      2,370,735

OTHER MINERAL MINING  0.78%
 ................................................................................
Ocean Diamond Mining Holdings Ltd.                      500,000         513,716*


 ...............................................................................
TOTAL COMMON STOCKS                                                  43,027,459
 ...............................................................................
   (cost $74,414,132)


                                                     PRINCIPAL
REPURCHASE AGREEMENT   34.38%                          AMOUNT
Joint Repurchase Agreement Accounts,
   12/31/97, due 1/2/98,
   collateralized by U.S. Treasury
   securities held in joint repurchase
   accounts:
     6.6%, Prudential Securities,
     Inc., repurchase price $11,004,033            $ 11,000,000      11,000,000
     6.5%, Donaldson, Lufkin & Jenrette,
     Inc., repurchase price $11,735,996              11,731,760      11,731,760


 ...............................................................................
TOTAL REPURCHASE AGREEMENTS                                          22,731,760
 ...............................................................................
   (cost $22,731,760)


 ...............................................................................
TOTAL INVESTMENTS   99.45%                                           65,759,219
 ...............................................................................
   (cost $97,145,892)
Other assets and liabilities, net  0.55%                                362,008
                                                                    -----------

NET ASSETS 100%                                                     $66,121,227
                                                                    ===========


                    See notes to portfolios of investments.

--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 1997

LEGEND

     * - Non-income producing security     GO - General Obligation Bond
     + - Affiliated company (see below)    RS - Restricted Security (see below)
   ADR - American Depository Receipt       WI - When Issued Security
   GDR - Global Depository Receipt


GENERAL

The yields reflect the yield to maturity as of December 31, 1997. Variable Rate Notes have periodic reset features which effectively shorten the maturity dates and reset the interest rates as tied to various interest bearing instruments.

--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 1997

AFFILIATED COMPANIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the period ended December 31, 1997:

                                        SHARES OF AFFILIATED COMPANIES
                                        ------------------------------
SECURITY                      JUNE 30, 1997  ADDITIONS  REDUCTIONS  DEC.31, 1997
                              -------------  ---------  ----------  ------------
GLOBAL RESOURCES
 ................................................................................
Goldbeam Resources Ltd.           300,000          --         --      300,000

At December 31, 1997, the value of investments in affiliated companies was $0 and the total cost was $765,345. There were no transactions with the affiliate.


WORLD GOLD FUND
 ................................................................................
AMT International
  Mining Corp.                  2,650,000           --    321,500   2,328,500
Ancash Resources (RS)             800,000           --         --     800,000
Chilean Gold Ltd. (RS)            500,000           --         --     500,000
Crown Resources Corp.             742,500           --    192,500     550,000(a)
Exploro Minerals Corp. Ltd.     1,000,000           --         --   1,000,000
Fischer-Watt Gold
  Company, Inc.                   831,700    2,400,000    792,100   2,439,600
Fischer-Watt Gold
  Company, Inc. (RS)            1,856,860      543,140  2,400,000           0
Highlake Resources NL           2,857,565    1,400,000         --   4,257,565
New Venoro Gold Corp.,
  Class A                              --      156,250        --      156,250
Opawica Exploration Inc.          405,000           --        --      405,000
Ormonde Mining plc              2,750,000           --        --    2,750,000
Rea Gold Corp.                  2,500,000           --   100,000    2,400,000
Star Resources Corp.            2,210,000           --        --    2,210,000
Venoro Gold Corp.,
  Class A                         550,000      350,000 1,250,000            0
Western Exploration &
  Development Ltd. (RS)                --      600,000        --      600,000

At December 31, 1997, the value of investments in affiliated companies was $3,442,370, representing 2.62% of net assets and the total cost was $10,178,805. Net realized gains on transactions with affiliates were $172,991 and there was no income earned for the period.

--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 1997

Affiliated Companies (cont'd)

                                        SHARES OF AFFILIATED COMPANIES
                                        ------------------------------
SECURITY                      JUNE 30, 1997  ADDITIONS  REDUCTIONS  DEC.31, 1997
                              -------------  ---------  ----------  ------------
GOLD SHARES
 ................................................................................
Sub Nigel Gold
   Mining Co. Ltd, ADR          1,354,600         --     351,600    1,003,000(a)

At December 31, 1997, there were no investments in affiliated companies. Net realized losses on transactions with affiliates were $(974,343). Income earned for the period was $8,424.

----------------------
(a) At December 31, 1997, the company is no longer defined as an affiliate, although it was affiliated during the year.

--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS
--------------------------------------------------------------------------------
                                                               December 31, 1997

RESTRICTED SECURITIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "RS"

The following securities are subject to legal restrictions on their resale. The issuer bears the costs of registration, if any, involved in the disposition of these securities. For securities acquired during the period, the market price, if applicable, of the unrestricted security on agreement date and on enforceable date are shown.

                                                          PRICE OF UNRESTRICTED
                                                                SECURITY ON:
                                                          ---------------------
                                   ACQUISITION  COST PER  AGREEMENT ENFORCEABLE
SECURITY                              DATE        SHARE      DATE       DATE

GLOBAL RESOURCES
 ................................................................................
COMMON STOCK
Epic Energy, Inc                 11/06/96      $0.30 *         --           --


SPECIAL WARRANTS & UNITS
 ................................................................................
Plains Energy Services Ltd.            09/24/97      $8.65     $13.00    $ 13.00
Reserve Royalty                        10/24/97      $2.73     $4.10     $  4.10
Star Resources Corp.                   06/27/97      $0.15      --          --

At December 31, 1997, the total cost of restricted securities was $1,760,519 and the total value was $1,759,903, representing 7.05% of net assets.


WORLD GOLD
 ................................................................................
COMMON STOCK

Chilean Gold Ltd.                      01/17/97      $1.10     --           --
Gold Corporation of Africa Ltd.        08/16/96      $2.00     --           --
Miranda Mining Development Corp.       03/25/96      $1.13     --           --

SPECIAL WARRANTS & UNITS
Ancash Resources                       10/01/96      $0.73     --           --
Brazilian Resources, Inc               03/03/97      $0.33     --           --
Star Resources Corp., Special          06/27/97      $0.15     --           --
Western Exploration & Developmen       08/14/97      $0.50     --           --

At December 31, 1997, the total cost of restricted securities was $3,994,207 and the total value was $3,266,249, representing 2.49% of net assets.

* Acquired through exercise of warrant or conversion of unit.

                                  [BLANK PAGE]

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           December 31, 1997
--------------------------------------------------------------------------------

                                                  U.S.         U.S.
                                               TREASURY     GOVERNMENT                                                       ALL
                                              SECURITIES    SECURITIES      NEAR-TERM                                      AMERICAN
                                                 CASH         SAVINGS       TAX FREE       TAX FREE         INCOME          EQUITY

Investments, at identified cost            $179,630,352   $720,979,463    $ 7,456,421    $ 20,495,263    $  8,602,087    $17,686,043
                                           ============   ============    ===========    ============    ============    ===========
ASSETS
 ....................................................................................................................................
Investments, at value                       $179,630,352   $720,979,463   $ 7,596,442    $ 21,314,407    $ 10,728,555    $27,852,276
Cash                                                --              472             1               4               7         30,001
Receivables:
    Investments sold                         101,690,999     42,289,000       193,300       1,359,770         803,502      4,279,166
    Dividends                                       --             --            --              --            30,681         36,598
    Interest                                   1,240,229      7,918,222       128,688         347,850           4,432          1,476
    Capital shares sold                        2,294,931      2,779,972           300             609           3,373          8,594
    From manager                                    --          281,912        13,941          16,918            --           20,401
Other assets                                     214,222         47,652         2,871           2,890           2,963          2,713
 ....................................................................................................................................
TOTAL ASSETS                                 285,070,733    774,296,693     7,935,543      23,042,448      11,573,513     32,231,225
 ....................................................................................................................................


LIABILITIES
 ....................................................................................................................................
Payables:
    Investments purchased                     84,485,751     40,480,368       184,001       2,446,788         812,306      4,183,786
    Capital shares redeemed                   17,980,840        542,670         9,600           2,946            --          193,386
    To manager and affiliates                     59,878           --            --              --             6,811           --
    Dividends and distributions                   43,394        210,084        29,563          90,443       1,450,840        450,530
    Accounts payable and accrued expenses        129,858        134,897         8,649           8,686           9,748         19,371
 ....................................................................................................................................
TOTAL LIABILITIES                            102,699,721     41,368,019       231,813       2,548,863       2,279,705      4,847,073
 ....................................................................................................................................

NET ASSETS                                  $182,371,012   $732,928,674   $ 7,703,730    $ 20,493,585    $  9,293,808    $27,384,152
                                            ============   ============   ===========    ============    ============    ===========

NET ASSETS CONSIST OF:
 ....................................................................................................................................
Paid in capital                             $182,318,972   $733,026,534   $ 7,742,148    $ 19,739,031    $  7,177,360    $16,892,262
Undistributed net investment income               30,940      1,675,236        33,582          44,666          41,135         82,136
Accumulated net realized gain (loss)
   on investments                                 21,100     (1,773,096)     (212,021)       (109,256)        (51,155)       243,521
Net unrealized appreciation
   (depreciation) of investments                    --             --         140,021         819,144       2,126,468     10,166,233
                                            ------------   ------------   -----------    ------------    ------------    -----------
Net assets applicable to capital
   shares outstanding                       $182,371,012   $732,928,674   $ 7,703,730    $ 20,493,585    $  9,293,808    $27,384,152
                                            ============   ============   ===========    ============    ============    ===========
      Capital shares outstanding,
         an unlimited number of no
         par shares authorized               182,372,880    732,972,244       721,064       1,674,868         664,000        826,660
                                            ============   ============   ===========    ============    ============    ===========

NET ASSET VALUE, PER SHARE                  $       1.00   $       1.00   $     10.68    $      12.24    $      14.00    $     33.13
                                            ============   ============   ===========    ============    ============    ===========

                See accompanying notes to financial statements.

                                    68 and 69

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           December 31, 1997
--------------------------------------------------------------------------------

                                                               CHINA
                                                  REAL         REGION          GLOBAL            WORLD             GOLD
                                                 ESTATE      OPPORTUNITY      RESOURCES          GOLD            SHARES

Investments, at identified cost                $13,296,619   $ 32,925,789   $ 29,531,619    $ 146,038,199    $  97,145,892
                                               ===========   ============   ============    =============    =============

ASSETS
 ....................................................................................................................................
Investments, at value                          $16,675,867   $ 25,775,238   $ 28,374,361    $ 130,287,896    $  65,759,219
Cash                                                84,202          2,146        222,909          187,471           48,954
Receivables:
     Investments sold                            1,685,481        606,357        808,826        6,387,913       10,423,825
     Dividends                                      98,055         47,917          8,996          333,403          116,338
     Interest                                          644            189             83            4,546            8,278
     Capital shares sold                           180,591         93,542        140,695        6,835,531       15,188,795
     From manager                                     --             --             --               --               --
Other assets                                         2,811          4,843          1,820            8,955            8,078
 ....................................................................................................................................
TOTAL ASSETS                                    18,727,651     26,530,232     29,557,690      144,045,715       91,553,487
 ....................................................................................................................................
     Investments purchased                       1,838,113        507,678        402,170        9,695,703       22,848,002
     Capital shares redeemed                         4,933        135,535        355,397        1,145,335        1,003,019
     To manager and affiliates                      10,749         29,869         21,839          109,071           49,057
     Dividends and distributions                   573,497        207,617      3,781,393        1,637,556        1,401,400
     Accounts payable and accrued expenses           3,587         29,519         29,668          146,618          130,782
 ....................................................................................................................................
TOTAL LIABILITIES                                2,430,879        910,218      4,590,467       12,734,283       25,432,260
 ....................................................................................................................................

NET ASSETS                                     $16,296,772   $ 25,620,014   $ 24,967,223    $ 131,311,432    $  66,121,227
                                               ===========   ============   ============    =============    =============


NET ASSETS CONSIST OF:
 ....................................................................................................................................
Paid in capital                                $12,776,136   $ 37,240,803   $ 26,000,760    $ 194,033,548    $ 285,404,984
Undistributed net investment
     income (loss)                                  64,205        (22,296)      (289,847)        (244,989)       1,618,523
Accumulated net realized gain (loss)
     on investments and foreign currencies          74,838     (4,447,921)       413,572      (46,685,708)    (189,515,420)
Net unrealized  appreciation
     (depreciation) of investments and other
     assets and liabilities denominated
     in  foreign currencies                      3,381,593     (7,150,572)    (1,157,262)     (15,791,419)     (31,386,860)
                                               -----------   ------------   ------------    -------------    -------------
Net assets applicable to capital
     shares outstanding                        $16,296,772   $ 25,620,014   $ 24,967,223    $ 131,311,432    $  66,121,227
                                               ===========   ============   ============    =============    =============
     Capital shares outstanding,
          an unlimited number of no
          par shares authorized                  1,048,441      4,417,376      4,178,335       11,780,977      116,783,296
                                               ===========   ============   ============    =============    =============

NET ASSET VALUE, PER SHARE                     $     15.54   $       5.80   $       5.98    $       11.15    $        0.57
                                               ===========   ============   ============    =============    =============

                See accompanying notes to financial statements.

                                    70 and 71

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS              For the Six Months Ended December 31, 1997
--------------------------------------------------------------------------------

                                                    U.S.            U.S.
                                                 TREASURY       GOVERNMENT                                                    ALL
                                                SECURITIES      SECURITIES     NEAR-TERM                                    AMERICAN
                                                   CASH           SAVINGS      TAX FREE      TAX FREE         INCOME         EQUITY
NET INVESTMENT INCOME

INCOME:
 ....................................................................................................................................
Dividends                                      $      --      $       --      $    --      $      --      $   176,442    $  178,839
Foreign taxes withheld on dividends                   --              --           --             --             --             (37)
                                               -----------    ------------    ---------    -----------    -----------    ----------
  Net dividends                                       --              --           --             --          176,442       178,802
Interest and other                               5,356,850      20,125,214      186,857        538,202         21,326       116,124
                                               -----------    ------------    ---------    -----------    -----------    ----------
  TOTAL INCOME                                   5,356,850      20,125,214      186,857        538,202        197,768       294,926

EXPENSES:
 ....................................................................................................................................
  Management fee                                   471,592       1,484,939       19,166         72,720         37,414       101,486
  Transfer agent fees and expenses                 183,270         404,094        5,574         17,508         20,912        43,347
  Accounting service fees and expenses              56,064         112,646       19,837         21,475         19,814        20,697
  Legal and professional fees                       36,299         119,206        4,673          6,622          5,064         8,737
  Custodian fees                                    76,485          64,171        2,497          4,061          4,754        11,428
  Shareholder reporting                             17,582          38,975          579          1,789          2,333         5,829
  Registration fees                                 32,395          60,018        6,632          9,306          9,054        13,827
  Trustee's fees and expenses                       17,580          55,784        1,510          2,450          3,225         2,939
  Miscellaneous                                     61,022          96,673        2,954          4,929          2,077         6,000
                                               -----------    ------------    ---------    -----------    -----------    ----------
  Total expenses before reductions                 952,289       2,436,506       63,422        140,860        104,647       214,290
  Short-term trading fee                              --              --           --             --              (50)         (793)
  Expenses offset                                   (1,250)        (14,212)         (17)           (31)          (131)         (602)
  Expenses reimbursed                                 --        (1,331,261)     (36,207)       (71,885)          --         (77,271
                                               -----------    ------------    ---------    -----------    -----------    ----------
    NET EXPENSES                                   951,039       1,091,033       27,198         68,944        104,466       135,624

 ....................................................................................................................................
NET INVESTMENT INCOME                            4,405,811      19,034,181      159,659        469,258         93,302       159,302
 ....................................................................................................................................

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Realized gain (loss) from:
  Securities                                        21,100            (439)      18,099         75,349         34,308       541,471
                                               -----------    ------------    ---------    -----------    -----------    ----------
    Net realized gain (loss)                        21,100            (439)      18,099         75,349         34,308       541,471
                                               -----------    ------------    ---------    -----------    -----------    ----------
Unrealized appreciation (depreciation) of:
  Investments                                         --              --        121,384        471,497      1,022,998     1,237,244
                                               -----------    ------------    ---------    -----------    -----------    ----------
  Net unrealized appreciation (depreciation)          --              --        121,384        471,497      1,022,998     1,237,244


 ....................................................................................................................................
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                    21,100            (439)     139,483        546,846      1,057,306     1,778,715
 ....................................................................................................................................

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                              $ 4,426,911    $ 19,033,742    $ 299,142    $ 1,016,104    $ 1,150,608    $1,938,017
                                               ===========    ============    =========    ===========    ===========    ==========


                                    72 and 73

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STATEMENTS OF OPERATIONS              For the Six Months Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                    CHINA
                                                     REAL           REGION         GLOBAL            WORLD           GOLD
                                                    ESTATE        OPPORTUNITY     RESOURCES          GOLD           SHARES
NET INVESTMENT INCOME

INCOME:
 ....................................................................................................................................
   Dividends                                      $   369,651    $    337,068    $    77,681    $    542,873    $  1,054,250
   Foreign taxes withheld on dividends                   (286)           --             (958)         (7,680)         (1,148)
                                                  -----------    ------------    -----------    ------------    ------------
     Net dividends                                    369,365         337,068         76,723         535,193       1,053,102
   Interest and other                                  17,959         104,431         20,232         175,230         543,609
                                                  -----------    ------------    -----------    ------------    ------------
     TOTAL INCOME                                     387,324         441,499         96,955         710,423       1,596,711

EXPENSES:
 ....................................................................................................................................
   Management fee                                      56,701         239,121        181,235         832,689         362,431
   Transfer agent fees and expenses                    26,918          96,738        100,990         350,129         532,879
   Accounting service fees and expenses                19,188          59,856         45,466          97,530          52,359
   Legal and professional fees                          6,836          11,056         11,189          38,307          20,793
   Custodian fees                                       6,762          11,976         22,009          15,884          60,048
   Shareholder reporting                                3,038           9,931         11,133          35,704          59,970
   Registration fees                                   11,210          10,622         11,966          16,832          18,150
   Trustee's fees and expenses                          3,567           5,525          5,354          14,163          10,712
   Amortization of organizational costs                  --             1,468           --              --              --
   Miscellaneous                                        1,201          15,260          8,603          58,348          16,303
                                                  -----------    ------------    -----------    ------------    ------------
   Total expenses before reductions                   135,421         461,553        397,945       1,459,586       1,133,645
   Short-term trading fee                              (2,598)           (176)        (1,196)         (3,352)       (323,927)
   Expenses offset                                       --              (379)       (10,159)           (181)         (4,733)
   Expenses reimbursed                                   --              --             --              --              --
                                                  -----------    ------------    -----------    ------------    ------------
     NET EXPENSES                                     132,823         460,998        386,590       1,456,053         804,985

 ....................................................................................................................................
NET INVESTMENT INCOME (LOSS)                          254,501         (19,499)      (289,635)       (745,630)        791,726
 ....................................................................................................................................

NETREALIZED  AND  UNREALIZED  GAIN (LOSS)
  ON  INVESTMENTS
  Realized  gain (loss) from:
     Securities                                       326,824         237,734      3,605,547         122,251     (28,157,093)
     Foreign currency transactions                       (114)           (567)        (4,958)        (32,829)        (64,483)
                                                  -----------    ------------    -----------    ------------    ------------
        Net realized gain (loss)                      326,710         237,167      3,600,589          89,422     (28,221,576)
                                                  -----------    ------------    -----------    ------------    ------------
   Unrealized appreciation (depreciation) of:
     Investments                                    1,220,413     (13,179,941)    (6,327,002)    (52,963,522)      2,098,605
     Other assets and liabilities denominated
        in foreign currencies                           2,345          28,764            380         (32,827)         (1,128)
                                                  -----------    ------------    -----------    ------------    ------------
     Net unrealized appreciation (depreciation)     1,222,758     (13,151,177)    (6,326,622)    (52,996,349)      2,097,477

 ....................................................................................................................................
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                    1,549,468     (12,914,010)    (2,726,033)    (52,906,927)    (26,124,099)
 ....................................................................................................................................

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $ 1,803,969    $(12,933,509)   $(3,015,668)   $(53,652,557)   $(25,332,373)
                                                  ===========    ============    ===========    ============    ============

                 See accompanying notes to financial statements.

                                    74 and 75

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              U.S. TREASURY                    U.S. GOVERNMENT
                                             SECURITIES CASH                 SECURITIES SAVINGS              NEAR-TERM TAX FREE
                                    ---------------------------------   -----------------------------    --------------------------
                                       SIX MONTHS           YEAR         SIX MONTHS          YEAR         SIX MONTHS        YEAR
                                          ENDED            ENDED            ENDED           ENDED            ENDED         ENDED
                                       DECEMBER 31,       JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,     JUNE 30,
                                          1997              1997            1997             1997           1997            1997
                                    ---------------   ---------------   -------------   -------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS

FROM INVESTMENT OPERATIONS:
 ....................................................................................................................................
   Net investment income (loss)     $     4,405,811   $     6,979,897   $  19,034,181   $  33,135,180    $   159,659    $   301,963
   Net realized gain (loss)                  21,100              --              (439)          9,340         18,099          9,354
   Net unrealized appreciation
     (depreciation)                            --                --              --              --          121,384         52,103
                                    ---------------   ---------------   -------------   -------------    -----------    -----------
     NET INCREASE IN NET ASSETS
       FROM INVESTMENT OPERATIONS         4,426,911         6,979,897      19,033,742      33,144,520        299,142        363,420

DISTRIBUTIONS TO SHAREHOLDERS:
 ....................................................................................................................................
   From net investment income            (4,427,034)       (6,979,895)    (19,026,174)    (33,144,634)      (159,588)      (301,300)
   From net capital gains                      --                --              --              --             --             --
                                    ---------------   ---------------   -------------   -------------    -----------    -----------
     TOTAL DISTRIBUTIONS TO
       SHAREHOLDERS                      (4,427,034)       (6,979,895)    (19,026,174)    (33,144,634)      (159,588)      (301,300)

FROM CAPITAL SHARE TRANSACTIONS:
 ....................................................................................................................................
   Proceeds from shares sold          1,890,359,582     4,905,311,931     327,461,876     649,752,926      1,235,894      4,278,905
   Distributions reinvested               4,335,387         6,949,861      18,808,596      33,129,743        113,437        243,513
                                    ---------------   ---------------   -------------   -------------    -----------    -----------
                                      1,894,694,969     4,912,261,792     346,270,472     682,882,669      1,349,331      4,522,418

   Cost of shares redeemed           (1,944,206,065)   (4,869,223,284)   (305,118,671)   (579,521,813)    (1,145,110)    (3,769,377)
                                    ---------------   ---------------   -------------   -------------    -----------    -----------
     NET INCREASE (DECREASE) IN
       NET ASSETS FROM CAPITAL
       SHARE TRANSACTIONS               (49,511,096)       43,038,508      41,151,801     103,360,856        204,221        753,041

 ....................................................................................................................................
NET INCREASE (DECREASE)
IN NET ASSETS                           (49,511,219)       43,038,510      41,159,369     103,360,742        343,775        815,161
 ....................................................................................................................................

NET ASSETS
Beginning of period                     231,882,231       188,843,721     691,769,305     588,408,563      7,359,955      6,544,794

 ....................................................................................................................................
END OF PERIOD                       $   182,371,012   $   231,882,231   $ 732,928,674   $ 691,769,305    $ 7,703,730    $ 7,359,955
 ....................................................................................................................................

Undistributed net investment
  income, end of period             $        30,940   $        52,163   $   1,675,236   $   1,667,229    $    33,582    $    33,511
                                    ---------------   ---------------   -------------   -------------    -----------    -----------
CAPITAL SHARE ACTIVITY
   Shares sold                        1,890,359,441     4,905,311,902     327,461,460     649,751,804        116,680        408,508
   Shares reinvested                      4,335,387         6,949,861      18,808,596      33,129,743         10,703         23,316
   Shares redeemed                   (1,944,206,065)   (4,869,221,951)   (305,118,672)   (579,521,813)      (107,925)      (360,674)
                                    ---------------   ---------------   -------------   -------------    -----------    -----------
     NET SHARE ACTIVITY                 (49,511,237)       43,039,812      41,151,384     103,359,734         19,458         71,150
                                    ===============   ===============   =============   =============    ===========    ===========

                See accompanying notes to financial statements.

                                    76 and 77

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 TAX FREE                          INCOME                   ALL AMERICAN EQUITY
                                      ----------------------------      --------------------------    ----------------------------
                                       SIX MONTHS         YEAR           SIX MONTHS        YEAR        SIX MONTHS         YEAR
                                          ENDED          ENDED              ENDED         ENDED           ENDED          ENDED
                                       DECEMBER 31,     JUNE 30,         DECEMBER 31,    JUNE 30,      DECEMBER 31,     JUNE 30,
                                          1997            1997              1997           1997           1997            1997
                                      ------------    ------------      -----------    -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS

FROM INVESTMENT OPERATIONS:
 ...................................................................................................................................
Net investment income (loss)          $    469,258    $    941,518      $    93,302    $   203,475    $    159,302    $    269,627
Net realized gain (loss)                    75,349         (38,538)          34,308      1,752,977         541,471         281,397
Net unrealized appreciation
  (depreciation)                           471,497         534,837        1,022,998       (593,053)      1,237,244       4,872,127
                                      ------------    ------------      -----------    -----------    ------------    ------------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM INVESTMENT
    OPERATIONS                           1,016,104       1,437,817        1,150,608      1,363,399       1,938,017       5,423,151

DISTRIBUTIONS TO SHAREHOLDERS:
 ...................................................................................................................................
From net investment income                (461,677)       (938,596)         (72,675)      (173,113)        (76,206)       (291,937)
From net capital gains                        --              --         (1,426,272)    (1,400,898)       (450,529)       (511,031)
                                      ------------    ------------      -----------    -----------    ------------    ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS     (461,677)       (938,596)      (1,498,947)    (1,574,011)       (526,735)       (802,968)

FROM CAPITAL SHARE TRANSACTIONS:
 ...................................................................................................................................
Proceeds from shares sold                5,126,520       9,028,653        2,732,191      2,905,625      13,871,227      16,746,661
Distributions reinvested                   293,462         760,035           44,955      1,473,596          66,616         759,303
Paid-in capital portion of
  short-term trading fee                      --              --              1,307           --             5,828             113
                                      ------------    ------------      -----------    -----------    ------------    ------------
                                         5,419,982       9,788,688        2,778,453      4,379,221      13,943,671      17,506,077

Cost of shares redeemed                 (3,808,231)    (11,909,505)      (2,751,155)    (4,251,783)    (13,449,173)    (11,868,167)
                                      ------------    ------------      -----------    -----------    ------------    ------------
  NET INCREASE (DECREASE)
  IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS                     1,611,751      (2,120,817)          27,298        127,438         494,498       5,637,910

 ...................................................................................................................................
NET INCREASE (DECREASE)
IN NET ASSETS                            2,166,178      (1,621,596)        (321,041)       (83,174)      1,905,780      10,258,093
 ...................................................................................................................................
NET ASSETS
Beginning of period                     18,327,407      19,949,003        9,614,849      9,698,023      25,478,372      15,220,279

 ...................................................................................................................................
END OF PERIOD                         $ 20,493,585    $ 18,327,407      $ 9,293,808    $ 9,614,849    $ 27,384,152    $ 25,478,372
 ...................................................................................................................................

Undistributed net investment
  income, end of period               $     44,666    $     37,085      $    41,135    $    20,508    $     82,136    $       (960)
                                      ------------    ------------      -----------    -----------    ------------    ------------

CAPITAL SHARE ACTIVITY
 ...................................................................................................................................
  Shares sold                              424,114         768,737          178,640        203,876         422,413         595,950
  Shares reinvested                         24,300          64,725            2,948        110,120           2,025          28,750
  Shares redeemed                         (315,179)     (1,014,702)        (181,019)      (299,586)       (410,644)       (431,873)
                                      ------------    ------------      -----------    -----------    ------------    ------------
    NET SHARE ACTIVITY                     133,235        (181,240)             569         14,410          13,794         192,827
                                      ============    ============      ===========    ===========    ============    ============

                 See accompanying notes to financial statements.

                                    78 and 79

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            REAL ESTATE                 CHINA REGION OPPORTUNITY            GLOBAL RESOURCES
                                      ----------------------------    ----------------------------    ----------------------------
                                       SIX MONTHS         YEAR         SIX MONTHS        YEAR          SIX MONTHS         YEAR
                                          ENDED          ENDED            ENDED         ENDED             ENDED          ENDED
                                       DECEMBER 31,     JUNE 30,       DECEMBER 31,    JUNE 30,        DECEMBER 31,     JUNE 30,
                                          1997            1997            1997           1997             1997            1997
                                      ------------    ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS

FROM INVESTMENT OPERATIONS:
 ..................................................................................................................................
Net investment income (loss)          $    254,501    $    427,610    $    (19,499)   $    243,278    $   (289,635)   $   (214,044)
Net realized gain (loss)                   326,710       1,242,646         237,167         631,700       3,600,589         923,955
Net unrealized appreciation
 (depreciation)                          1,222,758       1,659,405     (13,151,177)      7,293,867      (6,326,622)      3,708,651
                                      ------------    ------------    ------------    ------------    ------------    ------------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM INVESTMENT
    OPERATIONS                           1,803,969       3,329,661     (12,933,509)      8,168,845      (3,015,668)      4,418,562

DISTRIBUTIONS TO SHAREHOLDERS:
 ..................................................................................................................................
From net investment income                (295,660)       (342,360)       (207,619)        (92,833)           --          (142,583)
In excess of net investment income            --              --              --              --              --            (3,778)
From net capital gains                    (277,837)           --              --              --        (3,781,393)     (3,293,334)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS                            (573,497)       (342,360)       (207,619)        (92,833)     (3,781,393)     (3,439,695)

FROM CAPITAL SHARE TRANSACTIONS:
 ..................................................................................................................................
Proceeds from shares sold                8,370,288      30,297,759      22,954,392      34,873,032      23,272,576      27,452,394
Distributions reinvested                      --           324,421            --            89,879            --         3,089,881
Paid-in capital portion of
  short-term trading fee                      --             3,697         176,105         144,774          15,052          10,465
                                      ------------    ------------    ------------    ------------    ------------    ------------
                                         8,370,288      30,625,877      23,130,497      35,107,685      23,287,628      30,552,740
Cost of shares redeemed                 (7,200,844)    (27,936,336)    (26,468,368)    (22,051,958)    (21,506,713)    (26,082,216)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM CAPITAL SHARE
    TRANSACTIONS                         1,169,444       2,689,541      (3,337,871)     13,055,727       1,780,915       4,470,524

 ..................................................................................................................................
NET INCREASE (DECREASE) IN
  NET ASSETS                             2,399,916       5,676,842     (16,478,999)     21,131,739      (5,016,146)      5,449,391
 ..................................................................................................................................

NET ASSETS
Beginning of period                     13,896,856       8,220,014      42,099,013      20,967,274      29,983,369      24,533,978

 ..................................................................................................................................
END OF PERIOD                         $ 16,296,772    $ 13,896,856    $ 25,620,014    $ 42,099,013    $ 24,967,223    $ 29,983,369
 ..................................................................................................................................

Undistributed net investment
income, end of period                 $     64,205    $    105,364    $    (22,296)   $    204,822    $   (289,847)   $       (212)
                                      ============    ============    ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
Shares sold                               536,608       2,314,927       2,890,857       4,590,966       2,679,553       3,747,347
Shares reinvested                            --            23,230            --            14,132            --           436,424
Shares redeemed                          (465,351)     (2,110,101)     (3,370,878)     (2,966,726)     (2,589,632)     (3,609,089)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net share activity                       71,257         228,056        (480,021)      1,638,372          89,921         574,682
                                      ============    ============    ============    ============    ============    ============

                 See accompanying notes to financial statements.

                                    80 and 81

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      WORLD GOLD                             GOLD SHARES
                                             ------------------------------      ----------------------------------
                                              SIX MONTHS         YEAR               SIX MONTHS            YEAR
                                                 ENDED          ENDED                 ENDED              ENDED
                                              DECEMBER 31,     JUNE 30,            DECEMBER 31,         JUNE 30,
                                                 1997            1997                 1997                1997
                                             -------------    -------------      ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS

FROM INVESTMENT OPERATIONS:
 ...................................................................................................................
Net investment income (loss)                 $    (745,630)   $  (1,434,880)     $       791,726    $     4,191,765
Net realized gain (loss)                            89,422        9,541,590          (28,221,576)       (43,691,058)
Net unrealized appreciation (depreciation)     (52,996,349)     (58,479,164)           2,097,477        (23,588,796)
                                             -------------    -------------      ---------------    ---------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM INVESTMENT OPERATIONS                 (53,652,557)     (50,372,454)         (25,332,373)       (63,088,089)

DISTRIBUTIONS TO SHAREHOLDERS:
 ...................................................................................................................
From net investment income                      (1,637,556)     (13,061,240)          (1,401,400)        (5,265,799)
From net capital gains                                --               --                   --                 --
                                             -------------    -------------      ---------------    ---------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (1,637,556)     (13,061,240)          (1,401,400)        (5,265,799)

FROM CAPITAL SHARE TRANSACTIONS:
 ...................................................................................................................
Proceeds from shares sold                      257,616,014      525,463,040        1,612,398,579      4,140,600,024
Distributions reinvested                              --         12,024,924                 --            4,884,235
Paid-in capital portion of
  short-term trading fee                           492,457          823,646            3,572,004          9,317,558
                                             -------------    -------------      ---------------    ---------------
                                               258,108,471      538,311,610        1,615,970,583      4,154,801,817
Cost of shares redeemed                       (258,972,811)    (536,193,421)      (1,602,638,377)    (4,160,764,515)
                                             -------------    -------------      ---------------    ---------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL SHARE TRANSACTIONS               (864,340)       2,118,189           13,332,206         (5,962,698)

 ...................................................................................................................
NET INCREASE (DECREASE) IN NET ASSETS          (56,154,453)     (61,315,505)         (13,401,567)       (74,316,586)
 ...................................................................................................................

NET ASSETS
Beginning of period                            187,465,885      248,781,390           79,522,794        153,839,380

 ...................................................................................................................
END OF PERIOD                                $ 131,311,432    $ 187,465,885      $    66,121,227    $    79,522,794
 ...................................................................................................................

Undistributed net investment income,
end of period                                $    (244,989)   $     500,641      $     1,618,523    $       826,797
                                             =============    =============      ===============    ===============

CAPITAL SHARE ACTIVITY
 ...................................................................................................................
Shares sold                                     18,690,722       26,738,670        1,999,007,466      2,897,102,803
Shares reinvested                                     --            627,606                 --            4,125,689
Shares redeemed                                (18,660,003)     (27,393,631)      (1,967,058,268)    (2,900,033,745)
                                             -------------    -------------      ---------------    ---------------
  NET SHARE ACTIVITY                                30,719          (27,355)          31,949,198          1,194,747
                                             =============    =============      ===============    ===============

                See accompanying notes to financial statements.

                                       82 and 83

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1997
--------------------------------------------------------------------------------


NOTE 1:  SIGNIFICANT ACCOUNTING POLICIES

U.S. Global Investors Funds (the "Trust"), consisting of eleven separate funds (the "Funds"), is organized as a Massachusetts business trust. Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940. The U.S. prefix is omitted throughout the notes to financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

A.  SECURITY VALUATIONS

The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and asked prices. Short-term investments with effective maturities of sixty days or less at the date of purchase and investments of Treasury Securities Cash and Government Securities Savings Funds are valued at amortized cost, which approximates market value. An independent pricing service values municipal securities and long-term U.S. Government obligations using a system based on such factors as credit rating, maturity, coupon and type of security to determine fair value.

B.  SECURITIES VALUED BY THE TRUSTEES

The trustees determine fair value for securities when market quotations are not available or the security is subject to legal restrictions on resale. The following factors are considered in determining fair value: nature and duration of restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of the Fund's investment in the trading securities of the issuer, and other relevant matters.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1997
--------------------------------------------------------------------------------


C.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex- dividend date or, for certain foreign securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on the same basis as used for federal tax reporting.

The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books sufficient liquid assets to collateralize the obligation until settlement. The investment is accounted for in the same manner as marketable portfolio securities.

D.  REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold, as collateral underlying securities with a value exceeding the total repurchase price, including accrued interest. The Funds use joint repurchase agreement accounts with other Funds under comon management where uninvested cash is collectively invested in repurchase agreements and each participating Fund owns an undivided interest in the account.

E.  OPTIONS

Some Funds may write or purchase options on securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. There was no activity in options written or purchased during the period.

F.  FOREIGN CURRENCY TRANSACTIONS

Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1997
--------------------------------------------------------------------------------

G.  FEDERAL INCOME TAXES

The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required.

H.  ORGANIZATIONAL COSTS

Costs incurred in organizing the Funds have been capitalized and are being amortized on a straight-line basis over a 60 month period.

I.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distributionunder income tax regulations.

The Funds make distributions at least annually. The Treasury Securities Cash and Government Securities Savings Funds accrue dividends, including short-term gains or losses, on a daily basis with payment monthly. Tax Free and Near-Term Tax Free pay monthly dividends. All American Equity and Income pay quarterly dividends. Dividends and distributions payable at period end were processed for reinvestment on the following business day.

J.  EXPENSES

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Short-term trading fees collected from temporary investors in the Funds are applied as a reduction of expenses to the extent of such related cost; any excess is credited as paid-in capital. Expense offset arrangements have been made with the Funds' custodian so the custodian fees are paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alter native to overnight investments.

K.  USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1997
--------------------------------------------------------------------------------


NOTE 2:  RELATED PARTY TRANSACTIONS

U.S. Global Investors, Inc. (the "Manager"), under an investment advisory agreement with the Trust in effect through October 31, 1998, furnishes management and investment advisory services and, subject to the supervision of the Trustees, directs the inv estments of each Fund according to its investment objectives, policies and limitations. The Manager also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Manager.

For the services of the Manager, each Fund pays a management fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each Fund is:

    --------------------------------     ----------------------------------
                                         ANNUAL PERCENTAGE OF
    FUND                                 AVERAGE DAILY NET ASSETS
    --------------------------------     ----------------------------------
    Gold Shares, All American            .75% of the first $250,000,000 and
    Equity, Income, Tax Free and         .50% of the excess
    Real Estate

    Treasury Securities Cash and         .50% of the first $250,000,000 and
    Government Securities Savings        .375% of the excess

    World Gold and Global Resources      1% of the first $250,000,000 and
                                         .50% of the excess

    Near-Term Tax Free                   .50%

    China Region Opportunity             1.25%


The Manager has voluntarily guaranteed to reimburse specific Funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the year ended June 30, 1998, will be voluntarily limited as fo llows: All American Equity at 1.00%, Tax Free and Near-Term Tax Free at .70% and Government Securities Savings at .40%.

United Shareholder Services, Inc. ("USSI"), a wholly-owned subsidiary of the Manager, is transfer agent for the Funds. Each Fund pays an annual fee based on number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds. For maintaining the books and records of the Funds and calculating the daily net asset values, USSI is paid a fee based on Fund net assets subject to a minimum fee. For the period ended December 31, 1997, USSI was paid $353,796 for performing such accounting duties. Effective, November 1, 1997, the Funds changed to Brown Brothers Harriman & Co. as the new custodian, fund accounting and administration service agent with a fee structure based on average net assets. Additionally, the Manager is reimbursed at cost for in-house legal services pertaining to each fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1997
--------------------------------------------------------------------------------

During the period ended December 31, 1997, A & B Mailers, Inc., a wholly-owned subsidiary of the Manager, was paid $73,866 for mailing services provided to the Funds.

The five independent Trustees receive $24,000 annually as compensation for serving on the Board, plus $2,000 per meeting. The Chairman and members of special committees receive additional compensation ranging from $1,500 to $14,000.

NOTE 3:  INVESTMENT ACTIVITY

Purchases and sales of long-term securities for the period ended December 31, 1997 are summarized as follows:

   ---------------------------------------------------------------------
   FUND                              PURCHASES                   SALES
   ---------------------------------------------------------------------
   Near-Term Tax Free             $  3,089,599             $   1,795,695
   Tax Free                          7,006,190                 4,431,099
   Income                              453,750                   383,956
   All American Equity               2,690,759                 1,474,524
   Real Estate                       1,026,310                 1,409,520
   China Region Opportunity          4,016,236                 1,872,838
   Global Resources                 26,024,889                23,025,355
   World Gold                       15,486,462                30,012,966
   Gold Shares                      90,614,606               135,002,889


Treasury Securities Cash and Government Securities Savings held only short-term investments.

Investments in foreign issuers as a percent of total investments at December 31, 1997 were: 2% of Real Estate, 80% of China Region Opportunity, 67% of Global Resources, 54% of World Gold and 29% of Gold Shares.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1997
--------------------------------------------------------------------------------


The following table presents the income tax basis of the securities owned at December 31, 1997 and the tax basis components of net unrealized appreciation or depreciation:


--------------------------------------------------------------------------------
                                            GROSS        GROSS    NET UNREALIZED
                              AGGREGATE  UNREALIZED    UNREALIZED  APPRECIATION
 FUND                            COST   APPRECIATION DEPRECIATION (DEPRECIATION)
--------------------------------------------------------------------------------

Treasury Securities Cash  $  179,630,352  $   17,417  $   (19,188)    $ (1,771)
Govt Securities Svngs        720,979,463      91,225     (226,243)    (135,018)
Near-Term Tax Free             7,456,420     140,486         (465)     140,021
Tax Free                      20,495,263     819,144           -0-     819,144
Income                         8,602,087   2,229,438     (102,970)   2,126,468
All American Equity           17,686,043  10,591,350     (425,117)  10,166,233
Real Estate                   13,296,619   3,442,063      (62,814)   3,379,249
China Region Opportunity      32,925,789   2,808,730   (9,959,282)  (7,150,552)
Global Resources              28,374,360   5,132,515   (8,176,711)  (3,044,196)
World Gold                   130,683,720  32,123,242  (47,875,544) (15,752,302)
Gold Shares                   65,759,219     836,979  (32,223,651) (31,386,672)


Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The loss carryforwards and related expiration dates for each Fund, as of June, 30 1997, are as follows:

   -------------------------------------------------------------------
                                           Loss            Expiration
   Fund                                Carryforwards          Dates
   -------------------------------------------------------------------

   Government Securities Savings       $ 1,772,657          1999-2005
   Near-Term Tax Free                      230,120          2003-2004
   Tax Free                                184,605          2003-2005
   China Region Opportunity              4,563,918          2003-2005
   World Gold                           38,477,726          1999-2001
   Gold Shares                         119,418,200          1998-2005

Gold Shares had post-October 31, 1996 capital losses of $37,316,583 which, in accordance with tax rules, are deemed to have occurred on July 1, 1997.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1997
--------------------------------------------------------------------------------


NOTE 4:  RISKS OF CONCENTRATIONS

Gold Shares has significant investments in South African issuers. The unstable political and social condition in South Africa may have disruptive effects on the market prices of investments held by the Fund.

China Region Opportunity may be exposed to risks not typically associated with investments in the United States, due to investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting the area.


                                       90
--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS                         U.S. TREASURY SECURITIES CASH FUND
--------------------------------------------------------------------------------

For a capital share outstanding during the six months ended December 31, 1997 and each year ended June 30,

                                                     12/97         1997          1996          1995          1994          1993

NET ASSET VALUE, BEGINNING OF PERIOD               $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
 ....................................................................................................................................
Investment Activities
     Net investment income                              .02           .04           .04           .04           .02           .02
     Net realized and unrealized gain (loss)            --            --            --            --            --            --
                                                    --------      --------      --------      --------      --------      --------
     Total from investment activities                   .02           .04           .04           .04           .02           .02
                                                    --------      --------      --------      --------      --------      --------
Distributions
     From net investment income                        (.02)         (.04)         (.04)         (.04)         (.02)         (.02)
     From net realized gains                            --            --            --            --            --            --
                                                    --------      --------      --------      --------      --------      --------
     Total distributions                               (.02)         (.04)         (.04)         (.04)         (.02)         (.02)

 ....................................................................................................................................
Net asset value, end of period                     $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
 ....................................................................................................................................

TOTAL RETURN (excluding account fees)                  2.32%         4.35%         4.54%         4.43%         2.38%         2.46%
Ratios to Average Net Assets (a):
     Net investment income                             4.49%         4.22%         4.42%         4.32%         2.38%         2.41%
     Total expenses                                     .97%         1.04%         1.03%          .97%          .96%         1.14%
     Expenses reimbursed or offset                      --            --            --            --           (.03)%        (.15)%
     Net expenses                                       .97%         1.04%         1.03%          .97%          .93%          .99%

Net assets, end of period
   (in thousands)                                   $182,369      $231,882      $188,844      $190,373      $164,708      $142,888

(a) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                     U.S. GOVERNMENT SECURITIES SAVINGS FUND
--------------------------------------------------------------------------------

For a capital share outstanding during the six months ended December 31, 1997 and each year ended June 30,

                                                       12/97         1997           1996        1995         1994        1993
 ....................................................................................................................................

NET ASSET VALUE, BEGINNING OF PERIOD               $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
 ....................................................................................................................................
Investment Activities
     Net investment income                              .03           .05           .05           .05           .03           .04
     Net realized and unrealized gain (loss)            --            --            --           (.01)          --            --
                                                    --------      --------      --------      --------      --------      --------
     Total from investment activities                   .03           .05           .05           .04           .03           .04
                                                    --------      --------      --------      --------      --------      --------
Distributions
     From net investment income                        (.03)         (.05)         (.05)         (.05)         (.03)         (.04)
     From net realized gains                            --            --            --            --            --            --
                                                    --------      --------      --------      --------      --------      --------
     Total distributions                               (.03)         (.05)         (.05)         (.05)         (.03)         (.04)
Capital contribution by manager                         --            --            --            .01           --            --

 ....................................................................................................................................
NET ASSET VALUE, END OF PERIOD                     $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
 ....................................................................................................................................

TOTAL RETURN (excluding account fees)                  2.70%         5.27%         5.34%         5.09%(b)      3.34%         3.79%
Ratios to Average Net Assets (a):
     Net investment income                             5.22%         5.13%         5.28%         5.03%         3.34%         3.61%
     Total expenses                                     .67%          .70%          .71%          .68%          .71%          .81%
     Expenses reimbursed or offset                     (.37)%        (.41)%        (.45)%        (.45)%        (.55)%        (.62)%
     Net expenses                                       .30%          .29%          .26%          .23%          .16%          .19%

Net assets, end of period
   (in thousands)                                   $732,794      $691,769      $588,409      $529,372      $610,229      $445,418

(a) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ratio had su ch reductions not occurred.

(b) Total return includes the effect of a voluntary capital contribution by the Manager; otherwise the return would have been 4.19%.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                     NEAR-TERM TAX FREE FUND
--------------------------------------------------------------------------------

For a capital share outstanding during the six months ended December 31, 1997 and each year ended June 30,

                                                      12/97           1997           1996        1995         1994        1993
 ....................................................................................................................................
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.49      $  10.38      $  10.47      $  10.39      $  10.74      $  10.42
 ....................................................................................................................................
Investment Activities
     Net investment income                              .22           .48           .47           .45           .43           .61
     Net realized and unrealized gain (loss)            .19           .12          (.09)          .06          (.21)          .31
                                                      ------        ------        ------        ------        ------        ------
     Total from investment activities                   .41           .60           .38           .51           .22           .92
                                                      ------        ------        ------        ------        ------        ------
Distributions
     From net investment income                        (.22)         (.49)         (.47)         (.43)         (.44)         (.59)
     In excess of net investment income                 --            --            --            --           (.07)          --
     From net realized gains                            --            --            --            --            --           (.01)
     In excess of net realized gains                    --            --            --            --           (.06)          --
                                                      ------        ------        ------        ------        ------        ------
     Total distributions                               (.22)         (.49)         (.47)         (.43)         (.57)         (.60)

 ....................................................................................................................................
NET ASSET VALUE, END OF PERIOD                     $  10.68      $  10.49      $  10.38      $  10.47      $  10.39      $  10.74
 ....................................................................................................................................

TOTAL RETURN (excluding account fees)                  3.94%         5.85%         3.68%         5.02%         2.03%         9.10%
Ratios to Average Net Assets (a):
     Net investment income                             4.11%         4.67%         4.41%         4.25%         4.34%         5.73%
     Total expenses                                    1.63%         1.92%         1.75%         1.62%         1.80%         2.55%
     Expenses reimbursed or offset                     (.93)%       (1.52)%       (1.23)%       (1.42)%       (1.80)%       (2.55)%
     Net expenses                                       .70%          .40%          .52%          .20%          --            --
Portfolio turnover rate                                  47%          103%           83%           53%           69%          140%

Net assets, end of period
   (in thousands)                                     $7,704        $7,360        $6,545        $7,128        $9,190        $1,775

(a) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ration had su ch reductions not occurred.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                               TAX FREE FUND
--------------------------------------------------------------------------------

For a capital share outstanding during the six months ended December 31, 1997 and each year ended June 30,

                                                       12/97      1997           1996        1995         1994        1993
 ....................................................................................................................................
NET ASSET VALUE, BEGINNING OF PERIOD               $  11.89      $  11.58      $  11.55      $  11.40      $  12.16      $  11.69
 ....................................................................................................................................

Investment Activities
     Net investment income                              .29           .59           .59           .64           .67           .66
     Net realized and unrealized gain (loss)            .35           .31           .01           .18           (56)          .47
                                                     -------       -------       -------       -------       -------       -------
     Total from investment activities                   .64           .90           .60           .82           .11          1.13
                                                     -------       -------       -------       -------       -------       -------
Distributions
     From net investment income                        (.29)         (.59)         (.57)         (.64)         (.68)         (.63)
     In excess of net investment income                 --            --            --           (.03)         (.06)          --
     From net realized gains                            --            --            --            --           (.06)         (.03)
     In excess of net realized gains                    --            --            --            --           (.07)          --
                                                     -------       -------       -------       -------       -------       -------
     Total distributions                               (.29)         (.59)         (.57)         (.67)         (.87)         (.66)

 ....................................................................................................................................
NET ASSET VALUE, END OF PERIOD                     $  12.24      $  11.89      $  11.58      $  11.55      $  11.40      $  12.16
 ....................................................................................................................................

TOTAL RETURN (excluding account fees)                  5.39%         7.93%         5.25%         7.51%          .75%         9.97%
Ratios to Average Net Assets (a):
     Net investment income                             4.73%         5.00%         5.06%         5.62%         5.68%         5.48%
     Total expenses                                    1.42%         1.46%         1.44%         1.49%         1.46%         1.53%
     Expenses reimbursed or offset                     (.72)%       (1.06)%       (1.08)%       (1.27)%       (1.46)%       (1.21)%
     Net expenses                                       .70%          .40%          .36%          .22%          .32%
Portfolio turnover rate                                  46%           87%           69%           22%           51%           94%

Net assets, end of period
   (in thousands)                                    $20,494       $18,327       $19,949       $18,613       $18,656       $17,192

(a) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ration had such reductions not occurred.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 INCOME FUND
--------------------------------------------------------------------------------

For a capital share outstanding during the six months ended December 31, 1997 and each year ended June 30,

                                                      12/97      1997           1996        1995         1994        1993
 ....................................................................................................................................
NET ASSET VALUE, BEGINNING OF PERIOD               $  14.49      $  14.94      $  13.35      $  12.57      $  14.06      $  12.65
 ....................................................................................................................................

Investment Activities
     Net investment income                              .11           .31           .35           .35           .31           .30
     Net realized and unrealized gain (loss)           1.66          1.77          1.84           .79         (1.06)         2.19
                                                      ------        ------        ------       -------       -------       -------
     Total from investment activities                  1.77          2.08          2.19          1.14          (.75)         2.49
                                                      ------        ------        ------       -------       -------       -------
Distributions
     From net investment income                        (.11)         (.27)         (.35)         (.34)         (.31)         (.27)
     In excess of net investment activities             --            --            --            --           (.03)          --
     From net realized gains                          (2.15)        (2.26)         (.25)         (.02)         (.01)         (.79)
     In excess of net realized gains                    --            --            --            --           (.39)         (.02)
                                                      ------        ------        ------       -------       -------       -------
     Total distributions                              (2.26)        (2.53)         (.60)         (.36)         (.74)        (1.08)

 ....................................................................................................................................
NET ASSET VALUE, END OF PERIOD                     $  14.00      $  14.49      $  14.94      $  13.35      $  12.57      $  14.06
 ....................................................................................................................................

TOTAL RETURN (excluding account fees)                 12.24%        15.58%        16.60%         9.31%        (5.83)%       20.68%
Ratios to Average Net Assets (a):
     Net investment income                             1.86%         2.18%         2.45%         2.59%         2.27%         2.34%
     Total expenses                                    2.09%         2.20%         2.10%         2.01%         1.79%         1.88%
     Expenses reimbursed or offset                     (.01)%        (.01)%        (.02)%        (.03)%        (.05)%        (.05)%
     Net expenses                                      2.08%         2.19%         2.08%         1.98%         1.74%         1.83%
Average commission rate paid                       $   .0714    $    .0945    $    .0941          n/a           n/a           n/a
Portfolio turnover rate                                  10%           88%           51%            7%            7%           44%

Net assets, end of period
    (in thousands)                                    $9,294        $9,615        $9,698       $10,230       $11,865       $11,009

(a) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ration had su ch reductions not occurred.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                    ALL AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

For a capital share outstanding during the six months ended December 31, 1997 and each year ended June 30,

                                                      12/97     1997           1996        1995         1994        1993
 ....................................................................................................................................
NET ASSET VALUE, BEGINNING OF PERIOD                  $31.34         $24.55      $20.08       $19.52      $20.60        $18.79
 ....................................................................................................................................

Investment Activities
     Net investment income                             .19            .38         .41          .44         .44           .36
     Net realized and unrealized gain  (loss)         2.24           7.64        4.44         2.68        (.75)         1.91
                                                   -------        -------     -------      -------     -------       -------
     Total from investment activities                 2.43           8.02        4.85         3.12        (.31)         2.27
                                                   -------        -------     -------      -------     -------       -------
Distributions
     From net investment income                       (.09)          (.43)       (.38)        (.39)       (.44)         (.37)
     In excess of net investment activities            --             --          --           --         (.02)         (.09)
     From net realized gains                          (.55)          (.80)        --           --         (.31)          --
     In excess of net realized gains                   --             --          --          (2.17)       --            --
                                                   -------        -------     -------      -------     -------       -------
     Total distributions                              (.64)          (1.23)      (.38)        (2.56)      (.77)         (.46)

 ....................................................................................................................................
NET ASSET VALUE, END OF PERIOD                      $33.13          $31.34     $24.55        $20.08     $19.52        $20.60
 ....................................................................................................................................

TOTAL RETURN (excluding account fees)                 7.75%          33.68%     24.31%        17.98%     (1.67)%      (12.15)%
Ratios to Average Net Assets (a):
     Net investment income                            1.16%          1.51%       1.84%        2.33%       2.11%         1.86%
     Total expenses                                   1.56%          1.81%       1.90%        2.17%       2.08%         1.75%
     Expenses reimbursed or offset                    (.56)%        (1.14)%     (1.22)%      (1.47)%     (1.47)%       (.72)%
     Net expenses                                     1.00%           .67%        .68%         .70%        .61%          1.03%
Average commission rate paid                        $.0738         $.1000      $.1000          n/a         n/a           n/a
Portfolio turnover rate                                 15%             7%         16%          97%        117%           12%

Net assets, end of period
   (in thousands)                                  $27,384        $25,478     $15,220      $11,931     $10,227       $12,331

(a) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ration had such reductions not occurred.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            REAL ESTATE FUND
--------------------------------------------------------------------------------

For a capital share outstanding during the six months ended December 31, 1997 and each year ended June 30,

                                                       12/97     1997           1996        1995         1994        1993

 ....................................................................................................................................
NET ASSET VALUE, BEGINNING OF PERIOD                  $14.22         $10.97      $9.80        $9.86       $10.96        $10.17
 ....................................................................................................................................

Investment Activities
     Net investment income                               .24            .40        .42          .23          .22           .17
     Net realized and unrealized gain (loss)            1.63           3.16       1.27         (.13)       (1.05)          .79
                                                     -------        -------     ------       ------      -------       -------
     Total from investment activities                   1.87           3.55       1.69          .10         (.83)          .96
                                                     -------        -------     ------       ------      -------       -------
Distributions
     From net investment income                         (.28)          (.30)      (.39)        (.16)        (.22)         (.17)
     In excess of net investment activities              --             --         --           --          (.02)          --
     Tax return of capital                               --             --        (.13)         --          (.03)          --
     From net realized gains                            (.27)           --         --           --           --            --
                                                     -------        -------     ------       ------      -------       -------
     Total distributions                                (.55)          (.30)      (.52)        (.16)        (.27)         (.17)

 ....................................................................................................................................
NET ASSET VALUE, END OF PERIOD                        $15.54         $14.22     $10.97        $9.80        $9.86        $10.96
 ....................................................................................................................................

TOTAL RETURN (excluding account fees)                  13.13%         32.44%     17.34%        1.09%       (7.70)%        9.45%
Ratios to Average Net Assets (a):
     Net investment income                              3.44%          3.19%      3.63%        2.22%        1.96%         1.55%
     Total expenses                                     1.83%          1.82%      2.27%        1.95%        1.62%         1.42%
     Expenses reimbursed or offset                      (.03)%         (.02)%     (.01)%       (.03)%       (.03)%        (.02)%
     Net expenses                                       1.80%          1.80%      2.26%        1.92%        1.59%         1.40%
Average commission rate paid                          $.0568         $.0830     $.0925          n/a          n/a           n/a
Portfolio turnover rate                                   16%           118%       108%          48%         145%          187%

Net assets, end of period
    (in thousands)                                   $16,297        $13,897     $8,220       $9,169      $14,597       $19,780

(a) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ration had such reductions not occurred.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                               CHINA REGION OPPORTUNITY FUND
--------------------------------------------------------------------------------
For a capital share outstanding during the six months ended December 31, 1997 and each year ended June 30,

                                                     12/97       1997           1996        1995         1994*       1994**
 ....................................................................................................................................
NET ASSET VALUE, BEGINNING OF PERIOD               $   8.60      $   6.43      $   6.67      $   7.75      $  10.00      $   9.92
 ....................................................................................................................................

Investment Activities
     Net investment income                              --            .05           .08           .10           .04           .04
     Net realized and unrealized gain (loss)          (2.75)         2.15          (.22)        (1.09)        (2.25)        (2.17)
                                                    -------       -------       -------       -------        ------        ------
     Total from investment activities                 (2.75)         2.20          (.14)         (.99)        (2.21)        (2.13)
                                                    -------       -------       -------       -------        ------        ------
Distributions
     From net investment income                        (.05)         (.03)         (.08)         (.09)         (.04)         (.04)
     In excess of net investment activities             --            --           (.02)          --            --            --
     From net realized gains                            --            --            --            --            --            --
                                                    -------       -------       -------       -------        ------        ------
     Total distributions                               (.05)         (.03)         (.10)         (.09)         (.04)         (.04)

 ....................................................................................................................................
NET ASSET VALUE, END OF PERIOD                     $   5.80      $   8.60      $   6.43      $   6.67      $   7.75      $   7.75
 ....................................................................................................................................

TOTAL RETURN (excluding account fees)                (32.01)%       34.38%        (2.07)%      (12.79)%      (22.11)%      (21.48)%
Ratios to Average Net Assets (a):
     Net investment income                             (.11)%         .87%         1.24%         1.53%         1.51%         1.33%
     Total expenses                                    2.49%         2.54%         2.60%         2.51%         3.10%         3.26%
     Expenses reimbursed or offset                     (.32)%        (.45)%        (.56)%       (1.48)%       (1.38)%
     Net expenses                                      2.49%         2.22%         2.15%         1.95%         1.62%         1.88%
Average commission rate paid                       $  .0046      $  .0034      $  .0028           n/a           n/a           n/a
Portfolio turnover rate                                  51%           24%           37%           54%           13%           13%

Net assets, end of period
   (in thousands)                                   $25,620       $42,099       $20,967       $19,022        $7,655        $7,655

(a) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ration had such reductions not occurred.

* For the period January 10, 1994, commencement of operations, through June 30, 1994.

** For the period February 10, 1994, effective date of registration and public offering, through June 30, 1994.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                       GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------

For a capital share outstanding during the six months ended December 31, 1997 and each year ended June 30,

                                                       12/97     1997           1996        1995         1994        1993
 ....................................................................................................................................
NET ASSET VALUE, BEGINNING OF PERIOD                 $7.33          $6.98       $5.76       $5.74        $6.10         $5.78
 ....................................................................................................................................

Investment Activities
     Net investment income                            (.07)          (.05)       (.01)       (.03)        (.02)          .01
     Net realized and unrealized gain  (loss)         (.37)          1.34        1.31         .36         (.18)          .35
                                                   -------        -------     -------     -------      -------       -------
     Total from investment activities                 (.44)          1.29        1.30         .33         (.20)          .36
                                                   -------        -------     -------     -------      -------       -------
Distributions
     From net investment income                        --            (.04)        --          --           --           (.01)
     In excess of net investment activities            --             --         (.01)        --          (.01)         (.03)
     From net realized gains                          (.91)          (.90)       (.07)        --          (.15)          --
     In excess of net realized gains                   --             --          --         (.31)         --            --
                                                   -------        -------     -------     -------      -------       -------
     Total distributions                              (.91)          (.94)       (.08)       (.31)        (.16)         (.04)

 ....................................................................................................................................
NET ASSET VALUE, END OF PERIOD                       $5.98          $7.33       $6.98       $5.76        $5.74         $6.10
 ....................................................................................................................................

TOTAL RETURN (excluding account fees)                (6.07)%        18.96%      22.80%       5.94%       (3.73)%        6.46%
Ratios to Average Net Assets (a):
     Net investment income                           (1.60)%         (.76)%      (.13)%      (.60)%       (.34)%         .17%
     Total expenses                                   2.19%          2.34%       2.58%       2.51%        2.44%         2.48%
     Expenses reimbursed or offset                    (.06)%         (.04)%      (.01)%      (.02)%       (.01)%        (.02)%
     Net expenses                                     2.13%          2.30%       2.57%       2.49%        2.43%         2.46%
Average commission rate paid                        $.0165         $.0179      $.0306         n/a          n/a           n/a
Portfolio turnover rate                                163%            52%        117%         50%          58%          120%

Net assets, end of period (in thousands)           $24,967        $29,983     $24,534     $21,452      $21,620       $23,939

(a) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ration had such reductions not occurred.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                             WORLD GOLD FUND
--------------------------------------------------------------------------------

For a capital share outstanding during the six months ended December 31, 1997 and each year ended June 30,

                                                      12/97      1997           1996        1995         1994        1993
 ....................................................................................................................................
NET ASSET VALUE, BEGINNING OF PERIOD               $  15.95      $  21.12      $  15.81      $  15.63      $  14.59      $   9.51
 ....................................................................................................................................

Investment Activities
     Net investment income                              .08          (.12)         (.08)         (.12)         (.09)         (.12)
     Net realized and unrealized gain (loss)          (4.58)        (3.94)         5.39           .33          1.13          5.20
                                                   --------      --------      --------      --------      --------      --------
     Total from investment activities                 (4.66)        (4.06)         5.31           .21          1.04          5.08
                                                   --------      --------      --------      --------      --------      --------
Distributions
     From net investment income                        (.14)        (1.11)          --            --            --
     In excess of net investment income                 --            --            --           (.03)          --            --
     From net realized gains                            --            --            --            --            --            --
                                                   --------      --------      --------      --------      --------      --------
     Total distributions                               (.14)        (1.11)          --           (.03)          --            --

 ....................................................................................................................................
NET ASSET VALUE, END OF PERIOD                     $  11.15      $  15.95      $  21.12      $  15.81      $  15.63      $  14.59
 ....................................................................................................................................

TOTAL RETURN (excluding account fees)                (29.22)%      (20.10)%       33.59%         1.36%         7.13%        53.58%
Ratios to Average Net Assets (a):
     Net investment income                             (.91)%        (.60)%        (.40)%        (.66)%        (.66)%       (1.15)%
     Total expenses                                    1.79%         1.54%         1.53%         1.58%         1.57%         2.06%
     Expenses reimbursed or offset                     (.01)%        (.02)%        (.02)%        (.03)%        (.04)%        (.06)%
     Net expenses                                      1.78%         1.52%         1.51%         1.55%         1.53%         2.00%
Average commission rate paid                       $  .0121      $  .0220      $  .0202           n/a           n/a           n/a
Portfolio turnover rate                                  17%           40%           26%           28%           20%           26%

Net assets, end of period    (in thousands)        $131,311      $187,466      $248,781      $181,473      $202,819      $109,805

(a) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ration had such reductions not occurred.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            GOLD SHARES FUND
--------------------------------------------------------------------------------

For a capital share outstanding during the six months ended December 31, 1997 and each year ended June 30,

                                                       12/97       1997           1996        1995         1994        1993
 ....................................................................................................................................
NET ASSET VALUE, BEGINNING OF PERIOD                  $.94          $1.84       $2.14        $2.48       $2.49         $2.21
 ....................................................................................................................................

Investment Activities
     Net investment income                             .02            .04         .05          .06         .07           .04
     Net realized and unrealized gain (loss)          (.38)          (.89)       (.30)        (.33)       (.02)          .29
                                                   -------        -------    --------     --------    --------      --------
     Total from investment activities                 (.36)          (.85)       (.25)        (.27)        .05           .33
                                                   -------        -------    --------     --------    --------      --------
Distributions
     From net investment income                       (.01)          (.05)       (.05)        (.06)       (.06)         (.04)
     In excess of net investment activities                                                   (.01)                     (.01)
     From net realized gains
                                                   -------        -------    --------     --------    --------      --------
     Total distributions                              (.01)          (.05)       (.05)        (.07)       (.06)         (.05)

 ....................................................................................................................................
NET ASSET VALUE, END OF PERIOD                        $.57           $.94       $1.84        $2.14       $2.48         $2.49
 ....................................................................................................................................

TOTAL RETURN (excluding account fees)               (38.09)%       (46.49)%    (11.73)%     (11.21)%      1.85%        16.70%
Ratios to Average Net Assets (a):
     Net investment income                            1.67%          2.68%       1.81%        2.47%       2.61%         2.58%
     Total expenses                                   2.39%          1.84%       1.58%        1.47%       1.52%         1.95%
     Expenses reimbursed or offset                    (.69)%         (.04)%      (.04)%       (.05)%      (.06)%        (.07)%
     Net expenses                                     1.70%          1.80%       1.54%        1.42%       1.46%         1.88%

Average commission rate paid                        $.0231         $.0340      $.0523          n/a         n/a           n/a
Portfolio turnover rate                                 77%            44%         24%          33%         29%           20%

Net assets, end of period (in thousands)           $66,121        $79,598    $153,839     $211,171    $263,827      $299,808

(a) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ration had such reductions not occurred.

                See accompanying notes to financial statements.

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NOTES:
                 [BLANK PAGE FOR SHAREHOLDER TO USE FOR NOTES]

                                      102
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